Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

RUSSELL INVESTMENT COMPANY

(Exact Name of Registrant as Specified in Charter)

1301 Second Avenue, 18th Floor, Seattle, Washington	98101
(Address of Principal Executive Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: 206/505-7877

Mary Beth Rhoden, Associate General Counsel Russell Investment Company 1301 Second Avenue, 18th Floor Seattle, Washington 98101 206-505-4846	John V. O’Hanlon Dechert LLP 200 Clarendon Street, 27th Floor Boston, Massachusetts 02116 617-728-7100

(Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practical after the effective date of the Registration Statement.

The title of the securities being registered is the Russell U.S. Defensive Equity Fund.

It is proposed that this filing will become effective on August 15, 2012 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

RUSSELL INVESTMENT COMPANY

RUSSELL U.S. VALUE FUND

1301 SECOND AVENUE

18TH FLOOR

SEATTLE, WASHINGTON 98101

1-800-787-7354

Dear Shareholder:

The Board of Trustees of Russell Investment Company (“RIC”) recently authorized the reorganization of the Russell U.S. Value Fund (“U.S. Value”) into the Russell U.S. Defensive Equity Fund* (“U.S. Defensive Equity” and, together with U.S. Value, the “Funds”), both sub-trusts of RIC (the “Reorganization”) at a meeting held on May 22, 2012. It is expected that the Reorganization will be completed on or about October 15, 2012 (the “Closing Date”), at which time you will have received shares of U.S. Defensive Equity equivalent in dollar value to your shares in U.S. Value as of the Closing Date.

On the date of the Reorganization, U.S. Value Shareholders will receive:

•	Class C Shares of U.S. Defensive Equity with an aggregate value at the time the Reorganization is completed equal to that of their Class C Shares of U.S. Value on that date;

•	Class E Shares of U.S. Defensive Equity with an aggregate value at the time the Reorganization is completed equal to that of their Class E Shares of U.S. Value on that date;

•	Class I Shares of U.S. Defensive Equity with an aggregate value at the time the Reorganization is completed equal to that of their Class I Shares of U.S. Value on that date; and

•	Class S Shares of U.S. Defensive Equity with an aggregate value at the time the Reorganization is completed equal to that of their Class S Shares of U.S. Value on that date.

After carefully considering the merits of the Reorganization, the Board of Trustees of RIC has determined that consolidation of the Funds is in the best interests of each Fund’s shareholders. In connection with the Reorganization, you should note the following:

•	The Reorganization will be effected without a vote of the Shareholders of U.S. Value or U.S. Defensive Equity, as permitted by RIC’s Second Amended and Restated Master Trust Agreement.

•	The Reorganization is expected to qualify as a tax-free transaction.

•	The value of your investment will not change as a result of the Reorganization.

The Reorganization is expected to be completed on or about October 15, 2012 at 8:00 a.m. Eastern Time based on values as of the close of regular trading on the New York Stock Exchange on October 12, 2012, or at such earlier or subsequent date as RIC determines to be in the interest of the Funds. U.S. Value will be closed to new investments as of the close of business on October 10, 2012, and no purchases of U.S. Value’s shares will be allowed after that time.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about U.S. Defensive Equity, including its investment objective, strategies, risks, performance, fees and expenses. As of the date of the Reorganization, your assets will automatically be invested in U.S. Defensive Equity, which has an identical investment objective, similar investment strategies (through different investment styles) and comparable risk factors as U.S. Value.

Enclosed is an Information Statement/Prospectus which provides details of the Reorganization.

If you have any questions, please call 1-800-787-7354 between 5am and 5pm Pacific Time.

Sincerely,

Mary Beth Rhoden

Secretary

Seattle, Washington

August [    ], 2012

*	Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund changed its investment strategy and was renamed the Russell U.S. Defensive Equity Fund.

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED INFORMATION STATEMENT/PROSPECTUS

DATED AUGUST [    ], 2012

RUSSELL U.S. DEFENSIVE EQUITY FUND1

(a sub-trust of Russell Investment Company)

to acquire the assets of

RUSSELL U.S. VALUE FUND

(a sub-trust of Russell Investment Company)

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

1-800-787-7354

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS

General Information About the Proposal

This summary of the Information Statement/Prospectus is provided for your convenience and is qualified in its entirety by reference to the more complete information contained elsewhere in this Information Statement/Prospectus which you are urged to read. It is expected that this Information Statement/Prospectus will first be sent to Shareholders on or about August 27, 2012.

Q.	What is the purpose of this Information Statement/Prospectus?

A.	You are receiving this combined Information Statement and Prospectus (“Information Statement/Prospectus”) for the purpose of providing you with details of the Reorganization. The Reorganization is described as follows:

The Russell U.S. Value Fund (“U.S. Value”) is being reorganized into the Russell U.S. Defensive Equity Fund (“U.S. Defensive Equity”) (the “Reorganization”), which is described below. U.S. Value and U.S. Defensive Equity are referred to herein as the “Funds.” Each of the Funds is a sub-trust of Russell Investment Company (“RIC” or the “Trust”). The Funds currently have identical investment objectives, similar investment strategies (through different investment styles) and comparable risk factors. At the time of the Reorganization, shareholders of U.S. Value (the “Shareholders”) will become shareholders of U.S. Defensive Equity.

The Form of Agreement and Plan of Reorganization for the Reorganization (the “Plan”) is attached to this Information Statement/Prospectus as Exhibit A.

[1]	Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund changed its investment strategy and was renamed the Russell U.S. Defensive Equity Fund.

This Information Statement/Prospectus provides the information about U.S. Defensive Equity that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference. The following documents are incorporated by reference into this Information Statement/Prospectus (and are also attached if indicated):

–	a Statement of Additional Information dated February 29, 2012, as supplemented through June 29, 2012, relating to the Funds is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is available upon request.

–	a Statement of Additional Information dated August [ ], 2012 relating to this Information Statement/Prospectus is on file with the SEC and is available upon request.

–	RIC’s Prospectus relating to U.S. Value and U.S. Defensive Equity, dated February 29, 2012, as supplemented through June 29, 2012, is attached as Exhibit B.

–	RIC’s Annual Report dated October 31, 2011 and RIC’s Semi-Annual Report dated April 30, 2012 relating to U.S. Value and U.S. Defensive Equity are available upon request.[2]

All documents may be obtained without charge by writing to the address shown above or by calling 1-800-787-7354.

Q.	How did the Trustees reach their decision to approve the Reorganization?

A.	In determining whether to approve the Reorganization, the Trustees considered, among other things, RIMCo’s explanation of the potential impact of the Reorganization on each Fund’s Shareholders and a variety of related factors, including, among others, (1) the comparability of the investment objectives, policies and restrictions of the Funds giving effect to planned changes in U.S. Defensive Equity’s investment strategies and primary benchmark in August 2012 before the Reorganization; (2) the terms and conditions of the Plan, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Funds associated with the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (5) the fact that the pro forma net operating expenses of U.S. Defensive Equity are estimated to be lower than the current net operating expenses of U.S. Value; (6) the advisory fees of U.S. Defensive Equity are lower than the advisory fees of U.S. Value; (7) that the interests of the Shareholders of the Funds will not be diluted as a result of the Reorganization; (8) the Reorganization would increase the assets of U.S. Defensive Equity, helping to drive down U.S. Defensive Equity’s overall costs through economies of scale with possible beneficial effects on U.S. Defensive Equity’s expense ratio; and (9) possible alternatives to the Reorganization, including the liquidation of U.S. Value with attendant tax consequences to U.S. Value’s shareholders. The Trustees also considered that, because U.S. Defensive Equity will change its investment strategies and primary benchmark in August 2012 before the Reorganization, the past performance of U.S. Defensive Equity reflects different strategies than those that will be employed by U.S. Defensive Equity at the time of the Reorganization. The Trustees also considered that the Reorganization does not require, and therefore would be effected without, a vote of Fund Shareholders.

After careful consideration, the Board of Trustees concluded that the Reorganization is in the best interests of the Fund’s Shareholders.

Q.	Who is receiving this Information Statement/Prospectus?

A.	Shareholders of record of U.S. Value at the close of business on August 15, 2012 will be mailed this Information Statement/Prospectus.

General Information About the Funds

Q.	How are the Funds managed?

[2]

With respect to U.S. Defensive Equity, RIC’s Annual Report dated October 31, 2011 and RIC’s Semi-Annual Report dated April 30, 2012 reflect the Fund’s performance when it was named the Russell U.S. Quantitative Equity Fund and pursued a different investment strategy than it will at the time of the Reorganization.

A.

RIC is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Under Massachusetts law, each Fund is a “sub-trust” of RIC. The Board is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The Board oversees the Funds’ operations, including reviewing and approving the Funds’ advisory agreement with the Funds’ investment adviser, Russell Investment Management Company (“RIMCo”), and RIMCo’s sub-advisory agreements with the Funds’ respective sub-advisers (“Money Managers”). The officers of RIC, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo selects, subject to the approval of the Fund’s Board, Money Managers for the Funds, allocates Fund assets among Money Managers, oversees the Money Managers and evaluates the Money Managers’ performance results. The Funds’ Money Managers select the individual portfolio securities for the assets assigned to them. RIMCo, as agent for RIC, pays the Money Managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

RIMCo manages the portion of the Funds’ assets that RIMCo determines not to allocate to the Money Managers. Assets not allocated to managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify a Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between Money Managers.

RIC has received an exemptive order from the SEC which permits RIMCo, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER U.S. VALUE NOR U.S. DEFENSIVE EQUITY HAS AUTHORIZED THOSE REPRESENTATIONS.

COMBINED INFORMATION STATEMENT AND PROSPECTUS

SUMMARY AND OVERVIEW OF THE REORGANIZATION

At a meeting on May 22, 2012, the Board received a proposal from RIMCo regarding the future of U.S. Value, given its relatively small and declining asset base. For the reasons set forth below under “REASONS FOR THE REORGANIZATION,” the Board concluded that the Reorganization is in the best interests of the Shareholders of the Fund. Each Shareholder’s decision to become an investor in U.S. Defensive Equity will involve an assessment of his or her own personal financial situation and objectives. When the Reorganization takes place, U.S. Value will be reorganized with and into U.S. Defensive Equity, and Shareholders of U.S. Value will receive Class C, E, I or S Shares of U.S. Defensive Equity with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their U.S. Value Class C, E, I or S Shares, respectively. After shares of U.S. Defensive Equity are distributed to Shareholders of U.S. Value, U.S. Value will be dissolved.

As indicated above, the Plan is attached to this Information Statement/Prospectus as Exhibit A.

Effects of the Reorganization on Shareholders

The Plan approved by the Board provides for the reorganization of U.S. Value with and into U.S. Defensive Equity in exchange for Class C, E, I and S Shares issued by U.S. Defensive Equity. The value of Class C, E, I and S Shares, respectively, issued by U.S. Defensive Equity in connection with the Reorganization will be equal at the time of the Reorganization to the value of the net assets of the Class C, E, I and S Shares, respectively, of U.S. Value acquired by U.S. Defensive Equity. Pursuant to the Plan, shares issued to U.S. Value by U.S. Defensive Equity will be distributed to Shareholders of U.S. Value as part of the liquidation of U.S. Value. As a result, each Shareholder of U.S. Value will cease to be a Shareholder of U.S. Value and will instead be the owner of that number of full and fractional Class C, E, I and S Shares of U.S. Defensive Equity having an aggregate net asset value equal at the time of the Reorganization to the aggregate net asset value of the Class C, E, I and S Shares, respectively, of U.S. Value held by that Shareholder at the Effective Time of the Reorganization, as defined herein.

Tax consequences

U.S. Defensive Equity and U.S. Value anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by U.S. Value or its Shareholders. There is additional information about the federal income tax consequences of the Reorganization under “Information About the Plan of Reorganization — Tax Considerations.”

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Investment Objectives and Strategies of the Funds

The investment objectives of the Funds are identical. Each Fund seeks to provide long term capital growth. U.S. Value’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. U.S. Defensive Equity’s investment objective is fundamental and may not be changed by the Board of Trustees without shareholder approval.

The principal investment strategies of the Funds are similar, though they utilize different investment styles. Each Fund’s principal investment strategies are as follows:

For U.S. Value:

U.S. Value invests principally in common stocks of large and medium capitalization U.S. companies. In general, U.S. Value seeks to invest in value stocks, which are stocks that appear to a Money Manager to be undervalued relative to their corporate worth, based on current or forecasted earnings, book or asset value, revenues, cash flow or other measures. Certain Money Managers of U.S. Value may also pursue a market-oriented style of security selection where securities are selected from the broad equity market rather than focusing on the value segments of the market. U.S. Value has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both.

For U.S. Defensive Equity:	U.S. Defensive Equity invests principally in common stocks of large and medium capitalization U.S. companies. U.S. Defensive Equity employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a Money Manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability. U.S. Defensive Equity has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both.

The fundamental investment restrictions of the Funds are identical. See “Comparison of Investment Policies and Risks of Investing in the Funds” in this Information Statement/Prospectus.

Management of the Funds

The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ advisory agreement with RIMCo and RIMCo’s sub-advisory agreements with the Money Managers. RIC’s officers, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The Funds’ investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo is a wholly owned subsidiary of Frank Russell Company (“Russell”). Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo selects, subject to the approval of the Funds’ Board of Trustees, Money Managers for the Funds, allocates Fund assets among those Money Managers, oversees them and evaluates their performance results. The Funds’ Money Managers select the individual portfolio securities for the assets assigned to them. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers. Assets not allocated to Money Managers include a Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of a Fund during transitions between Money Managers. RIMCo, as agent for RIC, pays the Money Managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

David L. Hintz is the RIMCo employee who manages U.S. Value, oversees the Money Managers of U.S. Value and has primary responsibility for the management of U.S. Value. Mr. Hintz has been a portfolio manager since November 2011.

Richard Yasenchak is the RIMCo employee who manages U.S. Defensive Equity, oversees the Money Managers of U.S. Defensive Equity and has primary responsibility for the management of U.S. Defensive Equity. Mr. Yasenchak has been a portfolio manager since July 2010. Messrs. Hintz and Yasenchak are collectively referred to as the “RIMCo Managers”.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Managers’ compensation, other accounts managed by the RIMCo Managers and the RIMCo Managers’ ownership of securities in their respective Funds.

Each Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Funds’ investment adviser, evaluates and oversees the Funds’ Money Managers as more fully described below. Each of the Funds’ Money Managers makes investment decisions for the portion of the Fund assigned to it by RIMCo. Russell Fund Services Company (“RFSC”), in its capacity as the Funds’ administrator, provides or oversees the provision of all administrative services for the Funds. The Funds’ custodian, State Street Bank, maintains custody of the Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest. RFSC, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo, as the Funds’ adviser, may change the allocation of a Fund’s assets at any time. The Funds received an exemptive order from the SEC that permits RIMCo to engage or terminate a Money Manager at any time, subject to the approval by the Funds’ Board, without a shareholder vote. A Fund is required to notify its shareholders within 60 days after a Money Manager begins providing services. Each Fund selects Money Managers based upon the research and recommendations of RIMCo. RIMCo, utilizing the Money Manager research provided by Russell, evaluates quantitatively and qualitatively the Money Managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any Money Manager.

Each Money Manager has complete discretion to select portfolio securities for its segment of a Fund’s assets. At the same time, however, each Money Manager must operate within each Fund’s investment objectives, restrictions and policies. Additionally, each Money Manager must operate within more specific parameters developed from time to time by RIMCo. RIMCo develops such parameters for each Money Manager based on RIMCo’s assessment of the Money Manager’s expertise and investment style. By assigning more specific parameters to each Money Manager, RIMCo attempts to capitalize on the strengths of each Money Manager and to combine their investment activities in a complementary fashion. Although, under the Funds’ multi-manager structure, RIMCo is responsible for oversight of the services provided by the Funds’ Money Managers and for providing reports to the Board regarding the Money Managers’ activities, the Board, the officers, RIMCo and Russell do not evaluate the investment merits of a Money Manager’s individual security selections.

As of the date of this Information Statement/Prospectus, the Money Managers for U.S. Value are:

DePrince, Race & Zollo, Inc.

Numeric Investors LLC

Snow Capital Management L.P.

Systematic Financial Management, L.P.

As of the date of this Information Statement/Prospectus, the Money Managers for U.S. Defensive Equity are:

Aronson+Johnson+Ortiz, LP

INTECH Investment Management LLC

Jacobs Levy Equity Management, Inc

Numeric Investors LLC

PanAgora Asset Management, Inc.

At the Effective Time of the Reorganization, it is expected that U.S. Defensive Equity’s Money Managers will be the same as they are as of the date of this Information Statement/Prospectus.

As noted above, a Fund, including U.S. Value and U.S. Defensive Equity, may engage new Money Managers or terminate any of these Money Managers at any time subject to the approval of the Board without a shareholder vote. Therefore, the Money Managers of the Funds at the Effective Time of the Reorganization may be different than those listed above. A complete list of current Money Managers for the Funds can also be found at www.russell.com.

Investment Advisory Fees

Under its advisory agreement with RIC, RIMCo receives an advisory fee from each Fund for RIMCo’s advisory services provided to that Fund. From its advisory fee, RIMCo, as agent for RIC, pays all fees to the Money

Managers for their investment advisory services. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses. The annual rate of advisory fees payable by each of U.S. Value and U.S. Defensive Equity monthly on a pro rata basis is .70% and .55%, respectively, of the Fund’s average daily net assets.

A discussion regarding the basis for approval by the Board of the continuation of the advisory agreement between RIMCo and the Funds is available in the Funds’ semi-annual report to shareholders covering the period ended April 30, 2012, which may be obtained at no charge by contacting the Funds at:

Russell Investment Company

1301 Second Avenue

18th Floor

Seattle, WA 98101

800-787-7354

Fax: 206-505-3495

The Funds’ annual report and semi-annual report are also available, free of charge, on the Funds’ website at www.russell.com.

Fees and Expenses

The Funds, like all mutual funds, incur certain expenses in their operations and Shareholders indirectly bear these expenses. These expenses include advisory fees as well as the costs of maintaining accounts, administration and other activities. The following tables (a) compare the fees and expenses that you may pay for each class of U.S. Value and the corresponding class of U.S. Defensive Equity and (b) show the estimated fees and expenses that you may pay for each class of U.S. Defensive Equity on a pro forma basis after giving effect to the Reorganization.

Shareholder Fees

(fees paid directly from your investment)

Class C, E, I, S	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load)	Maximum Sales Charge (Load) Imposed on Reinvested Dividends
U.S. Value	None	None	None
U.S. Defensive Equity	None	None	None
U.S. Defensive Equity after the Reorganization	None	None	None

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
U.S. Value
Class C	0.70%	0.75%	0.87%	2.32%	(0.00)%	2.32%
Class E	0.70%	0.00%	0.87%	1.57%	(0.00)%	1.57%
Class I	0.70%	0.00%	0.54%	1.24%	(0.00)%	1.24%
Class S	0.70%	0.00%	0.62%	1.32%	(0.00)%	1.32%

U.S. Defensive Equity
Class C	0.55%	0.75%	0.58%	1.88%	(0.00)%	1.88%
Class E	0.55%	0.00%	0.58%	1.13%	(0.04)%	1.09%
Class I	0.55%	0.00%	0.25%	0.80%	(0.00)%	0.80%
Class S	0.55%	0.00%	0.33%	0.88%	(0.00)%	0.88%
U.S. Defensive Equity pro forma for Reorganization
Class C	0.55%	0.75%	0.57%	1.87%	(0.00)%	1.87%
Class E	0.55%	0.00%	0.57%	1.12%	(0.04)%	1.08%
Class I	0.55%	0.00%	0.24%	0.79%	(0.00)%	0.79%
Class S	0.55%	0.00%	0.32%	0.87%	(0.00)%	0.87%

#	For U.S. Value, “Total Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal period ended April 30, 2012. RIMCo has non-contractually agreed to waive 0.10% of its 0.70% advisory fee. This waiver may be terminated by RIMCo without Board approval at any time. However, RIMCo does not expect to terminate this waiver prior to the Reorganization of U.S. Value into U.S. Defensive Equity. As this waiver is non-contractual, it is not reflected in the Annual Fund Operating Expenses table above.

For U.S. Value, the Fund is used as an investment in asset allocation programs sponsored by certain financial intermediaries. On or around August 7, 2012, U.S. Value was discontinued as an investment in such asset allocation programs. This discontinuation resulted in a decrease in the assets under management in the Fund. As a result, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated higher to reflect the impact of lower assets under management for the Fund.

For U.S. Defensive Equity, certain funds of funds (“Russell Funds of Funds”) also managed by RIMCo invest their assets in the Fund and the Fund is used as an investment in asset allocation programs sponsored by certain financial intermediaries. Effective August 15, 2012, the Russell Funds of Funds changed their allocations to underlying funds in which they invest, decreasing their allocation to the Fund, and on or around August 7, 2012, the allocation to U.S. Defensive was also decreased in such asset allocation programs. This re-allocation resulted in a decrease in the assets under management in the Fund. As a result, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated higher to reflect the impact of lower assets under management for the Fund.

For U.S. Defensive Equity, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the elimination of dividend and interest expenses on short sales as a result of the Fund’s discontinuation of its limited long short strategy effective August 15, 2012 and to reflect expenses expected to be incurred for the remainder of the fiscal year ending October 31, 2012.

For U.S. Defensive Equity, “Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class E Shares.

For U.S. Defensive Equity, until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class E Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Value Equity
Class C	$235	$724	$1,240	$2,655
Class E	$160	$496	$856	$1,869
Class I	$126	$393	$680	$1,499
Class S	$135	$420	$726	$1,596

U.S. Defensive Equity
Class C	$191	$592	$1,018	$2,205
Class E	$111	$355	$618	$1,371
Class I	$82	$257	$447	$996
Class S	$90	$282	$490	$1,090

U.S. Defensive Equity pro forma for Reorganization
Class C	$190	$589	$1,013	$2,195
Class E	$110	$352	$613	$1,360
Class I	$81	$254	$441	$984
Class S	$89	$279	$485	$1,078

Performance

The following bar charts illustrate the risks of investing in the Funds by showing how the performance of the Funds’ Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by the Funds may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

Russell U.S. Value Fund

Russell U.S. Defensive Equity Fund

The table accompanying the bar chart further illustrates the risks of investing in the Funds by showing how the Funds’ average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
U.S. Value Fund
Return Before Taxes, Class C	(3.68)%	(5.44)%	1.25%
Return Before Taxes, Class E	(2.93)%	(4.70)%	2.10%
Return Before Taxes, Class I	(2.59)%	(4.39)%	2.45%
Return Before Taxes, Class S	(2.68)%	(4.48)%	2.33%
Return After Taxes on Distributions, Class S	(2.89)%	(5.24)%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(1.46)%	(3.79)%	1.94%
Russell 1000® Value Index (reflects no deduction for fees, expenses of taxes)	0.39%	(2.64)%	3.89%

U.S. Defensive Equity Fund
Return Before Taxes, Class C	3.35%	(2.20)%	1.79%
Return Before Taxes, Class E	4.18%	(1.64)%	2.08%
Return Before Taxes, Class I	4.46%	(1.40)%	2.33%
Return Before Taxes, Class S	4.38%	(1.45)%	2.30%
Return After Taxes on Distributions, Class S	4.22%	(1.96)%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	3.05%	(1.26)%	1.92%
Russell 1000® Index (reflects no deduction for fees, expenses of taxes)	1.50%	(0.02)%	3.34%

Effective August 15, 2012, RIMCo changed U.S. Defensive Equity’s investment strategy from a quantitative investment approach to a defensive style of investing and discontinued its limited long-short strategy. As a result, U.S. Defensive Equity’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™. The returns shown above through December 31, 2011 reflect the performance of U.S. Defensive Equity’s investment strategy prior to August 15, 2012. Had U.S. Defensive Equity pursued the new investment strategy historically, the returns shown above would have been different.

Distribution of the Funds

Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Purchases, Redemptions and Exchanges

There is currently no required minimum initial investment for Class C, Class E or Class S Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For Class I Shares of the Funds, there is currently a $100,000 minimum initial investment for each account. Class I Shares may not be offered in connection with certain asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo despite the fact that you meet the foregoing criteria. All U.S. Value Shareholders holding Class I Shares will receive Class I Shares of U.S. Defensive Equity pursuant to the Reorganization, regardless of whether such U.S. Value Shareholder’s Class I Share account balance is below the $100,000 minimum for an initial investment in Class I Shares.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries may have cut off times for processing orders to buy Fund Shares prior to market close, please ask your Financial Intermediary what their cut off time is.

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries may have cut off times for processing orders to sell Fund shares prior to market close, please ask your Financial Intermediary what their cut off time is.

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC on the basis of the current net asset value per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

A description of the Funds’ policies with respect to purchases, redemptions and exchanges of Fund shares is available in the Funds’ Prospectus, which is attached as Exhibit B.

Frequent Purchases and Redemptions

A description of the Funds’ policies with respect to frequent trading of Fund shares is available in the “Frequent Trading Policies and Limitations on Trading Activity” section of the Funds’ Prospectus, which is attached as Exhibit B.

Taxes

A description of the tax consequences of buying, holding, exchanging and selling the Funds’ shares is available in the “Additional Information About Taxes” section of the Funds’ Prospectus, which is attached as Exhibit B.

How Net Asset Value is Determined

A description of the Funds’ methods for calculating net asset value per share is available in the “How Net Asset Value is Determined” section of the Funds’ Prospectus, which is attached as Exhibit B.

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, for both U.S. Value and U.S. Defensive Equity, the Board intends to declare dividends from net investment income, if any, quarterly (April, July, October and December).

After the Reorganization, the Board intends to continue to declare dividends from net investment income, if any, for U.S. Defensive Equity, on a quarterly basis.

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Risk Factors and the Investment Policies

Because the Funds’ investment objectives and fundamental investment restrictions are identical and the Funds’ investment policies are similar in nature, the investment risks associated with an investment in U.S. Value and an investment in U.S. Defensive Equity are comparable.

An investment in U.S. Value has the following risks unique to that Fund:

Value Stocks (Principal Risk)	Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

Marked-Oriented Investments (Principal Risk)	Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

Liquidity Risk (Principal Risk)	Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, a Fund may be unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Illiquid Securities (Non-Principal Risk)	An illiquid security is one that does not have a readily

available market or that is subject to resale restrictions, possibly making it difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. A Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

An investment in U.S. Defensive Equity has the following risk unique to that Fund:

Defensive Stocks (Principal Risk)	Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected.

The following risks are principal risks of an investment in U.S. Value and non-principal risks of an investment in U.S. Defensive Equity:

REITs	REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Depositary Receipts	Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

For more information, see “Comparison of Investment Policies and Risks of Investing in the Funds” below and the “Risks” section of the Funds’ Prospectus, which is attached as Exhibit B.

Financial Highlights

The financial highlights tables of U.S. Defensive Equity are intended to help you understand U.S. Defensive Equity’s financial performance for the last 66 months. Certain information reflects results for a single Fund share. The total returns in the table represent how much your investment in the U.S. Defensive Equity would have increased (or decreased) during each period assuming reinvestment of all dividends and distributions. U.S. Defensive Equity’s financial performance for the last 66 months reflects the Fund’s performance when it was named the Russell U.S. Quantitative Equity Fund and pursued a different investment strategy than it will at the time of the Reorganization. This financial performance information, except for the financial highlights for the six months ended April 30, 2012, has been audited by PricewaterhouseCoopers LLP, whose report, along with U.S. Defensive Equity’s financial statements, is included in U.S. Defensive Equity’s annual report, which is incorporated by reference.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Defensive Equity Fund
Class C
April 30, 2012*	29.45	.02	3.69	3.71	(.04)	—	—
October 31, 2011	26.91	.01	2.58	2.59	(.05)	—	—
October 31, 2010	23.89	.04	3.06	3.10	(.08)	—	—
October 31, 2009	22.23	.10	1.64	1.74	(.08)	—	—
October 31, 2008(1)	30.15	(.02)	(7.89)	(7.91)	(.01)	—	—
Class E
April 30, 2012*	29.54	.15	3.70	3.85	(.14)	—	—
October 31, 2011	26.96	.26	2.57	2.83	(.25)	—	—
October 31, 2010	23.92	.26	3.07	3.33	(.29)	—	—
October 31, 2009	22.26	.28	1.65	1.93	(.27)	—	—
October 31, 2008	40.29	.29	(14.34)	(14.05)	(.26)	(3.72)	—
October 31, 2007	39.35	.31	3.80	4.11	(.33)	(2.84)	—
Class I
April 30, 2012*	29.57	.19	3.70	3.89	(.18)	—	—

October 31, 2011	26.98	.33	2.58	2.91	(.32)	—	—
October 31, 2010	23.95	.32	3.06	3.38	(.35)	—	—
October 31, 2009	22.29	.34	1.64	1.98	(.32)	—	—
October 31, 2008	40.30	.38	(14.35)	(13.97)	(.32)	(3.72)	—
October 31, 2007	39.36	.40	3.81	4.21	(.43)	(2.84)	—
Class S
April 30, 2012*	29.59	.18	3.70	3.88	(.17)	—	—
October 31, 2011	27.00	.30	2.59	2.89	(.30)	—	—
October 31, 2010	23.96	.30	3.07	3.37	(.33)	—	—
October 31, 2009	22.30	.31	1.65	1.96	(.30)	—	—
October 31, 2008(1)	30.18	.02	(7.88)	(7.86)	(.02)	—	—

See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Expenses to Average Net Assets, Net(c)(d)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(d)	% Portfolio Turnover Rate(b)
(.04)	33.12	12.60	46,666	2.01	2.01	.15	61
(.05)	29.45	9.63	48,096	2.01	2.01	.04	142
(.08)	26.91	12.98	61,826	2.01	2.01	.14	102
(.08)	23.89	7.91	71,301	2.06	2.06	.49	115
(.01)	22.23	(26.23)	82,787	2.01	2.00	(.43)	118

(.14)	33.25	13.04	56,131	1.26	1.20	.94	61
(.25)	29.54	10.55	51,877	1.27	1.19	.89	142
(.29)	26.96	13.99	67,618	1.26	1.15	1.01	102
(.27)	23.92	8.86	79,008	1.31	1.18	1.35	115
(3.98)	22.26	(38.26)	86,593	1.20	1.15	.94	118
(3.17)	40.29	11.11	61,842	1.09	1.07	.79	121

(.18)	33.28	13.21	372,873	.93	.93	1.23	61
(.32)	29.57	10.83	374,489	.93	.93	1.13	142
(.35)	26.98	14.22	476,481	.93	.91	1.26	102
(.32)	23.95	9.12	736,767	.98	.93	1.62	115
(4.04)	22.29	(38.11)	815,038	.96	.93	1.22	118
(3.27)	40.30	11.40	1,369,379	.84	.82	1.04	121

(.17)	33.30	13.16	1,350,221	1.01	1.01	1.13	61
(.30)	29.59	10.74	1,209,861	1.01	1.01	1.02	142
(.33)	27.00	14.14	1,029,950	1.01	1.01	1.15	102
(.30)	23.96	8.98	1,356,163	1.06	1.06	1.46	115
(.02)	22.30	(26.05)	1,245,509	1.02	1.00	.36	118

*	The financial highlights for the six months ended April 30, 2012 are unaudited.
(1)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”), and for certain funds, custody credit arrangements.

(d)	The ratios for periods less than one year are annualized.
(e)	For the Russell U.S. Defensive Equity Fund (formerly known as the Russell U.S. Quantitative Equity Fund), the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:

For the period ended	Class C	Class E	Class I	Class S
October 31, 2011	1.83%	1.01%	0.75%	0.83%
October 31, 2010	1.81%	0.95%	0.71%	0.81%
October 31, 2009	1.81%	0.94%	0.69%	0.82%
October 31, 2008	1.84%	0.94%	0.71%	0.83%
October 31, 2007	n/a	0.93%	0.68%	n/a

REASONS FOR THE REORGANIZATION

Board Considerations

The Trustees, including all of the Trustees who are not “interested persons” of RIC, have unanimously determined that the Reorganization would be in the best interests of the Shareholders of U.S. Value and U.S. Defensive Equity and that the interests of the Shareholders of each of the Funds would not be diluted as a result of the Reorganization. At a meeting held on May 22, 2012, RIMCo provided the Trustees with estimated asset levels, as of April 30, 2012, for U.S. Value and U.S. Defensive Equity of $89,348,586 and $2,998,744,089, respectively. RIMCo also informed the Trustees that the relatively small and declining size of U.S. Value will impair efforts to manage the Funds efficiently and to achieve a competitive expense ratio.

RIMCo expressed its belief that U.S. Value is unlikely to achieve sufficient asset growth in the near future to assure its viability and that operating U.S. Value as a stand-alone fund is no longer in the best interests of U.S. Value’s Shareholders. Conversely, RIMCo believes that U.S. Defensive Equity is likely to be viable and maintain its assets. Consequently, RIMCo presented a proposal to effect the Reorganization to the Trustees. In support of its proposal, RIMCo expressed its belief that Shareholders in each of the Funds would benefit from the Reorganization because U.S. Defensive Equity would then have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale.

The advisory fee for U.S. Value Fund is 0.70% while the advisory fee for U.S. Defensive Equity Fund is 0.55%. The Board considered that, based on current expense estimates for the fiscal year ending October 31, 2012 and taking into account the 0.10% non-contractual advisory fee waiver on U.S. Value, the Class S Shareholders of U.S. Value would pay 0.17% less in net annual fund operating expenses as a result of the Reorganization, although there can be no assurance that operational savings will be realized. RIMCo also noted that U.S. Value currently is invested in a significant percentage of securities that would be eligible for investment by U.S. Defensive Equity, although there can be no assurance as to whether and to what extent U.S. Defensive Equity will invest in such securities in the future.

In determining whether to approve the Reorganization, the Trustees considered, among other things, RIMCo’s explanation of the potential impact of the Reorganization on each Fund’s Shareholders and a variety of related factors, including, among others, (1) the comparability of the investment objectives, policies and restrictions of the Funds giving effect to planned changes in U.S. Defensive Equity’s investment strategies and primary benchmark in August 2012 before the Reorganization; (2) the terms and conditions of the Plan, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Funds associated with the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (5) the fact that the pro forma net operating expenses of U.S. Defensive Equity are estimated to be lower than the current net operating expenses of U.S. Value; (6) the advisory fees of U.S. Defensive Equity are lower than the advisory fees of U.S. Value; (7) that the interests of the Shareholders of the Funds will not be diluted as a result of the Reorganization; (8) the Reorganization would increase the assets of U.S. Defensive Equity, helping to drive down U.S. Defensive Equity’s overall costs through economies of scale with possible beneficial effects on U.S. Defensive Equity’s expense ratio; and (9) possible alternatives to the Reorganization, including the liquidation of U.S. Value with attendant tax consequences to U.S. Value’s shareholders. The Trustees also considered that, because U.S. Defensive Equity will change its investment strategies and primary benchmark in August 2012 before the Reorganization, the past performance of U.S. Defensive Equity reflects different strategies than those that will be employed by U.S. Defensive Equity at the time of the Reorganization. The Trustees also considered that the Reorganization does not require, and therefore would be effected without, a vote of Fund Shareholders.

The Board, including a majority of the Trustees who are not interested persons of RIC, unanimously concluded that the Reorganization is in the best interests of the Shareholders of each of the Funds and that no dilution of value would result to the Shareholders of any of the Funds from the Reorganization. Consequently, the Board approved the Plan.

Costs of the Reorganization

During the course of the Board’s deliberations, RIMCo informed the Board that where expenses with respect to the Reorganization are specific to U.S. Value or U.S. Defensive Equity and can be estimated and accrued prior to the Closing Date, those costs will be borne by the respective Fund. RIMCo also informed the Board that all other expenses with respect to the Reorganization will be borne by U.S. Defensive Equity.

INFORMATION ABOUT THE PLAN OF REORGANIZATION

The following is a summary of the Plan of Reorganization. It is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as Exhibit A.

It is expected that the Reorganization will be consummated shortly after the various conditions to the obligations of each of the parties are satisfied (see “Conditions Precedent to Closing”). Consummation of the Reorganization (the “Effective Time of the Reorganization”) is expected to occur on or about October 15, 2012 at 8:00 a.m. Eastern Time, or such other date as is agreed to by the Funds, on the basis of values calculated as of the close of regular trading on the NYSE on October 12, 2012. U.S. Value will be closed to new investments as of the close of business on October 10, 2012, and no purchases of U.S. Value’s shares will be allowed after that time. The Plan may be terminated at any time by either Fund by action of the Board, but only if, in the judgment of the Board, such action is in the best interest of such Fund’s shareholders. The Board has delegated to the officers of each Fund the authority to make immaterial amendments, modifications or supplements to the Plan of Reorganization, provided that no such amendment, modification or supplement may have the effect of changing the provisions for the number of shares of U.S. Defensive Equity Fund to be issued to Shareholders of U.S. Value Fund under the Plan to the detriment of such Shareholders without their further approval.

The Plan provides that all of the assets of U.S. Value will be transferred to U.S. Defensive Equity, which will assume all of U.S. Value’s liabilities. U.S. Value Class C, E, I and S Shareholders will receive a number of Class C, E, I and S Shares, respectively, of U.S. Defensive Equity with the same aggregate net asset value as the Class C, E, I and S Shares, respectively, of U.S. Value held at the Effective Time, as defined in the Plan, of the Reorganization. In addition to the Class C, E, I and S Shares, each U.S. Value Shareholder will have a right to receive any declared and unpaid dividends or other distributions. Following the Reorganization, Shareholders of U.S. Value will be shareholders of U.S. Defensive Equity. U.S. Value’s Shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of shares of U.S. Defensive Equity.

The Plan provides that U.S. Value will declare a dividend and/or capital gain distribution prior to the Reorganization which, together with all previous distributions, will have the effect of distributing to the Shareholders of U.S. Value all of their investment company taxable income and net capital gain, if any, realized by U.S. Value up to and including the Effective Time of the Reorganization. Dividends and capital gain distributions generally will be taxable to shareholders who are subject to federal income taxation.

Conditions Precedent to Consummation of the Reorganization

The Reorganization is subject to a number of conditions, including the following: (1) the receipt of certain legal opinions described in the Plan; (2) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (3) the parties’ performance in all material respects of their agreements and undertakings in the Plan.

Tax Considerations

It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. U.S. Defensive Equity and U.S. Value will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of U.S. Defensive Equity solely in exchange for their voting shares of U.S. Value pursuant to the Reorganization;

(3) U.S. Value will not recognize gain or loss on the transfer of all of its assets to U.S. Defensive Equity solely in exchange for voting shares of U.S. Defensive Equity and the assumption by U.S. Defensive Equity of U.S. Value’s Liabilities pursuant to the Reorganization, except that U.S. Value may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) U.S. Value will not recognize gain or loss on its distribution of the voting shares of U.S. Defensive Equity to its Shareholders pursuant to the liquidation of U.S. Value;

(5) U.S. Defensive Equity will not recognize gain or loss on its acquisition of all of the assets of U.S. Value solely in exchange for voting shares of U.S. Defensive Equity and the assumption by U.S. Defensive Equity of U.S. Value’s liabilities;

(6) the aggregate tax basis of the voting shares of U.S. Defensive Equity received by each of U.S. Value’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of U.S. Value surrendered in exchange therefor;

(7) the holding period of the voting shares of U.S. Defensive Equity received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of U.S. Value exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) U.S. Defensive Equity’s basis in the assets of U.S. Value received pursuant to the Reorganization will equal U.S. Value’s basis in the assets immediately before the Reorganization; and

(9) U.S. Defensive Equity’s holding period in U.S. Value’s assets received pursuant to the Reorganization will include the period during which U.S. Value held the assets (except where investment activities of U.S. Defensive Equity have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of U.S. Value should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As of October 31, 2011, U.S. Value had a net capital loss carryforward of approximately $107,988,839; net capital gains for the current taxable year through April 30, 2012 of $4,025,332 excluding year-end tax adjustment considerations; and net unrealized built-in capital gains through April 30, 2012 of $9,767,373. If the Reorganization is carried out, the net capital loss carryforward, net capital losses, if any, and, for the five-year period beginning on the date of the Reorganization, the net unrealized built-in losses, if any, of U.S. Value as of the date of the Reorganization that would otherwise be available for use by U.S. Value for each taxable year ending after the Closing Date will be limited under the Code. As a result of this limitation, it is possible that U.S. Defensive Equity will not be able to use the loss as rapidly as U.S. Value might have been able to, and part or all of the loss may not be usable by U.S. Defensive Equity at all. If either Fund that is a party to the Reorganization has a net unrealized built-in gain, any such built-in gain recognized during the five-year period beginning on the date of the Reorganization may not be offset by any pre-acquisition losses of the other Fund. At October 31, 2011, the following capital loss carryforwards for U.S. Value Fund will expire as follows:

Capital Loss Carryforward Expiration Date	U.S. Value Fund
10/31/2016	$47,169,656
10/31/2017	$60,819,183
Total Capital Loss Carryforwards	$107,988,839

Description of the Shares of U.S. Defensive Equity

RIC issues shares of beneficial interest divisible into an unlimited number of sub-trusts, each of which sub-trusts is a separate trust under Massachusetts law, and the sub-trusts’ shares may be offered in multiple classes. As of the date of this Information Statement/Prospectus, U.S. Defensive Equity offers Class A, C, E, I, S, and Y Shares. Shares of each class of a sub-trust, including U.S. Defensive Equity’s Class A, C, E, I, S, and Y Shares, represent proportionate interests in the assets of the specific sub-trust attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the sub-trust. Shares of each class of a sub-trust are entitled to such dividends and distributions earned on the assets belonging to the sub-trust as may be declared by the Board. Shares of each class of a sub-trust have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a sub-trust has one vote; there are no cumulative voting rights.

As a result of the Reorganization, Class C, E, I and S Shares of U.S. Defensive Equity will be issued to Class C, E, I and S Shareholders, respectively, of U.S. Value in accordance with the procedures under the Plan as described above. Each U.S. Defensive Equity share issued will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, have no preemptive or conversion rights and be transferable upon the books of U.S. Defensive Equity. In accordance with U.S. Defensive Equity’s normal procedures as specified in its prospectuses, U.S. Defensive Equity will not issue certificates for shares of beneficial interest to former Shareholders of U.S. Value. As of the Effective Time of the Reorganization, any and all certificates representing shares of U.S. Value shall be deemed to represent an interest of the Shareholder in the Class C, E, I or S Shares, as applicable, of U.S. Defensive Equity issued to the Shareholder in the Reorganization. If a certificate for Class C, E, I or S Shares of U.S. Value is outstanding, a new certificate for Class C, E, I or S Shares, as applicable, of U.S. Defensive Equity issued in the Reorganization will not be issued.

As shareholders of U.S. Defensive Equity, former Shareholders of U.S. Value will generally have the same voting rights and rights upon dissolution with respect to U.S. Defensive Equity as they currently have with respect to U.S. Value.

The terms of RIC’s Second Amended and Restated Master Trust Agreement, as amended (the “Trust Agreement”), do not confer upon Shareholders of U.S. Value any appraisal rights. However, after the Effective Time of the Reorganization, such Shareholders may redeem their shares in U.S. Defensive Equity at net asset value or exchange their U.S. Defensive Equity shares into shares of certain other sub-trusts of RIC as described in the attached prospectus.

RIC is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust Agreement contains an express disclaimer of shareholder liability for acts or obligations of RIC and provides for indemnification and reimbursement of expenses out of RIC’s property for any shareholder held personally liable for the obligations of RIC. The Trust Agreement also provides that RIC may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of RIC, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a Shareholder incurring financial loss on account of shareholder liability is also limited to circumstances in which both inadequate insurance exists and RIC itself is unable to meet its obligations.

Under Massachusetts law, RIC is not required to hold Shareholder annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment objectives or restrictions, approving a new investment advisory agreement or any other matters which are required to be acted on by shareholders under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the “Disclosure of Portfolio Holdings” section of the Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference. Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund’s top ten portfolio holdings as of the last day of each month will be available on the Funds’ website no later than 15 calendar days after each month end.

Capitalization

The following table sets forth, as of April 30, 2012, the capitalization of U.S. Defensive Equity, U.S. Value, and the pro forma capitalization of U.S. Defensive Equity as adjusted to give effect to the Reorganization. The capitalization of U.S. Defensive Equity is likely to be different when the Reorganization is consummated.

U.S. Defensive Equity Pro Forma for

Reorganization

(unaudited)

	U.S. Defensive Equity	U.S. Value	Pro Forma Adjustments	U.S. Defensive Equity Pro Forma
Net Asset Value, offering and redemption price per share:
Class C:
Net asset value per share (b)	$33.12	$8.45	—	$33.12
Net assets	$46,665,702	$8,197,781	—	$54,863,483
Shares outstanding ($.01 par value) (a)(c)	1,408,918	970,303	(722,785)	1,656,436
Class E:
Net asset value per share (b)	$33.25	$8.72	—	$33.25
Net assets	$56,131,496	$2,119,584	—	$58,251,080
Shares outstanding ($.01 par value) (a)(c)	1,688,334	243,127	(179,380)	1,752,081
Class I:
Net asset value per share (b)	$33.28	$8.73	—	$33.28
Net assets	$372,872,504	$21,578,685	—	$394,451,189
Shares outstanding ($.01 par value) (a)(c)	11,204,077	2,470,455	(1,822,057)	11,852,475
Class S:
Net asset value per share (b)	$33.30	$8.71	—	$33.30
Net assets	$1,350,220,598	$57,436,917	—	$1,407,657,515
Shares outstanding ($.01 par value) (a)(c)	40,547,490	6,593,029	(4,868,197)	42,272,322

(a)	Pro Forma shares outstanding to reflect the impact of the higher Net Asset Value per share of the U.S. Defensive Equity Fund.
(b)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(c)	U.S. Value Shares for Class C, Class E, Class I and Class S will be combined with U.S. Defensive Equity Class C. Class E, Class I and Class S shares.

COMPARISON OF INVESTMENT POLICIES AND RISKS

OF INVESTING IN THE FUNDS

Investment Objectives and Strategies.

The investment objectives of the Funds are identical: to provide long term capital growth.

The investment strategies of the Funds are similar, though they utilize different investment styles. The investment strategies of each Fund are described below.

For U.S. Value:	U.S. Value invests principally in common stocks of large and medium capitalization U.S. companies. In general, U.S. Value seeks to invest in value stocks, which are stocks that appear to a Money Manager to be undervalued relative to their corporate worth, based on current or forecasted earnings, book or asset value, revenues, cash flow or other measures. Certain Money Managers of U.S. Value may also pursue a market-oriented style of security selection where securities are selected from the broad equity market rather than focusing on the value segments of the market. U.S. Value has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both.

For U.S. Defensive Equity:	U.S. Defensive Equity invests principally in common stocks of large and medium capitalization U.S. companies. U.S. Defensive Equity employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a Money Manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability. U.S. Defensive Equity has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both.

For a complete description of the Funds’ investment strategies and restrictions, please refer to the Funds’ prospectus, dated February 29, 2012 as supplemented through June 29, 2012, which is attached to this Information Statement/Prospectus as Exhibit B.

Risk Factors. The risks of investing in the Funds are comparable.

The principal risks of investing in U.S. Value are as follows:

Active Management Risk	The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

Multi-Manager Approach	While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

Equity Securities	The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in value stocks may never have their intrinsic values realized by the market or may not actually have been undervalued.

American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs)	ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

REITs	REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

Liquidity Risk	The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

Derivatives	Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Large Redemptions	Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

The principal risks of investing in U.S. Defensive Equity are as follows:

Active Management Risk	The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a

Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

Multi-Manager Approach	While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

Equity Securities	The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time.

Derivatives	Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Large Redemptions	The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

These and other risks are further described in the “Risks” section of the Funds’ prospectus, which is attached as Exhibit B to this Information Statement/Prospectus, and in U.S. Defensive Equity’s Statement of Additional Information, dated February 29, 2012 as supplemented through June 29, 2012, which is available upon request.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY APPROVED THE REORGANIZATION AS DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS.

Beneficial Owners

As of July [    ], 2012, the officers and Trustees, including the nominees, of RIC as a group beneficially owned less than 1% of the shares of each class of U.S. Value outstanding on such date. As of July [    ], 2012, to the best of RIC’s knowledge, no person owned beneficially more than 5% of any class of U.S. Value, except for the following:

U.S. Value Fund—Class C—[    ]

U.S. Value Fund—Class E—[    ]

U.S. Value Fund—Class I—[    ]

U.S. Value Fund—Class S—[    ]

Annual and Semi-Annual Reports

The Funds’ most recent audited financial statements and Annual Report, for the fiscal year ended October 31, 2011, and Semi-Annual Report for the period ended April 30, 2012, have been previously mailed to Shareholders, and are available free of charge. With respect to U.S. Defensive Equity, the Annual Report and Semi-Annual Report reflect the Fund’s performance when it was named the Russell U.S. Quantitative Equity Fund and pursued a different investment strategy than it will at the time of the Reorganization.

If you have not received an Annual Report or Semi-Annual Report for U.S. Value or U.S. Defensive Equity, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact RIC by mailing a request to Russell Investment Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, or by calling 1-800-787-7354.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Information Statement/Prospectus will be sent to shareholders at the same address. If you would like to receive a separate copy of this Information Statement/Prospectus, please contact your Financial Intermediary. If you currently receive multiple copies of fund documentation and would like to request to receive a single copy of documents in the future, please call your Financial Intermediary.

INFORMATION ABOUT RIC AND THE FUNDS

Information about RIC and the Funds is incorporated herein by reference from the current Prospectus dated February 29, 2012 as supplemented through June 29, 2012, which is attached to this Information Statement/Prospectus (Exhibit B) and Annual Report dated October 31, 2011. Additional information about the Funds is included in RIC’s Statement of Additional Information, dated February 29, 2012 as supplemented through June 29, 2012, the Statement of Additional Information relating to this Information Statement/Prospectus, dated [            ], 2012 and the Semi-Annual Report dated April 30, 2012 which has previously been mailed to Shareholders, copies of which may be obtained without charge by writing or calling RIC at the address and telephone number shown on the cover page of this Information Statement/Prospectus.

Reports and other information filed by the Funds may be inspected and copied at prescribed rates, at the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

RIC is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Securities and Exchange Commission. These materials may be inspected and copied, at prescribed rates, at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW, Washington, DC 20549. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the

Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of RIC’s annual financial statements for the fiscal years ended October 31, 2010 and 2011 were $1,158,610 and $1,194,060, respectively.

Audit-Related Fees. The aggregate fees billed by PwC for assurance and related services rendered that are reasonably related to the audit of RIC’s annual financial statements but not reported under “Audit-Fees” above for the fiscal years ended October 31, 2010 and 2011 were $387,031 and $407,421, respectively.

Tax Fees. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended October 31, 2010 and 2011 were $343,383 and $336,586, respectively.

All Other Fees. The aggregate fees billed by PwC for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2010 and 2011 were $73,392 and $101,200, respectively.

The Audit Committee has considered whether the services described above are compatible with PwC’s independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to RIMCo, or an affiliate thereof that provides ongoing services to RIC, is compatible with maintaining PwC’s independence. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to RIC by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for the fiscal year ended October 31, 2011 and has also given its general pre-approval (“general pre-approval”) for up to a year in advance for the provision by PwC of particular categories or types of audit-related, tax and permitted non-audit services (including permitted non-audit services to RIC, RIMCo and any entity controlling, controlled by, or under common control with RIMCo that provides ongoing services to RIC), subject to specific budgets. Services which have not received general pre-approval or which exceed their budgets must receive specific approval of the Audit Committee (“specific approval”). In cases where the Audit Committee’s pre-approval is not covered by one of those approvals, the policy provides that the Audit Committee may delegate general or specific pre-approval authority to one or more of its members, and that any such pre-approvals will then be communicated for informational purposes only to the full Audit Committee at its next scheduled meeting. To date, no such delegation of authority has been made by the Audit Committee.

Pre-approval has not been waived in respect of services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by PwC for services rendered to RIC and to RIMCo, or an affiliate thereof that provides ongoing services to RIC, for the fiscal years ended October 31, 2010 and 2011 were $0 and $0, respectively.

EXHIBITS TO COMBINED

INFORMATION STATEMENT/PROSPECTUS

EXHIBIT INDEX

Plan of Reorganization	A
RIC Prospectus relating to U.S. Defensive Equity and U.S. Value Funds	B

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of            , 2012 by RUSSELL INVESTMENT COMPANY (the “Trust”), a Massachusetts business trust, on behalf of the Russell U.S. Defensive Equity Fund (the “Acquiring Fund”), and the Trust on behalf of the Russell U.S. Value Fund (the “Target Fund” and together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), each a separate series of the Trust. The principal place of business of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($0.01 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

(1)    Transfer of Assets of the Target Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Target Fund Liabilities and the Liquidation of the Target Fund

1.1.    Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all or substantially all of the Target Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Class C, Class E, Class I and Class S Acquiring Fund Shares determined by dividing the value of the Target Fund’s assets net of any liabilities of the Target Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Target Fund. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2.    The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Target Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Target Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3.    The Target Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

1.4.    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5.    Immediately after the transfer of Assets provided for in section 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record (the “Target Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Class C, Class E, Class I and Class S Acquiring Fund Shares to be so credited to the Class C, Class E, Class I and Class S shareholders of Target Fund, shall be equal to the aggregate net asset value of the applicable Target Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund, although share certificates representing interests in shares of the Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.8.    All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

(2)    Valuation

2.1.    The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust’s Second Amended and Restated Master Trust Agreement, as amended (the “Trust Agreement”), and then-current prospectus or statement of additional information, copies of which have been delivered to the Target Fund.

2.2.    The net asset value of a Class C, Class E, Class I and Class S Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3.    The number of Class C, Class E, Class I and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to Class C, Class E, Class I or Class S, as applicable, of the Target Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4.    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

(3)    Closing and Closing Date

3.1.    The Closing of the transactions contemplated by this Agreement shall be October 15, 2012, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Trust, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, or at such other place and time as the parties may agree.

3.2.    The Target Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3.    State Street Bank and Trust Company (“State Street”), custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4.    Russell Fund Services Company (“RFSC”), as transfer agent for the Target Fund, on behalf of the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class C, Class E, Class I and Class S Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5.    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Oversight Committee of either party to this Agreement, accurate appraisal of the value of the net assets determined pursuant to the valuation procedures referred to in section 2.1 with respect to the Class C, Class E, Class I or Class S shares of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall, at the discretion of the Funds’ officers, be postponed to the earliest practicable date.

3.6.    The liabilities of the Target Fund shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Target Fund’s board members.

(4)    Representations and Warranties

4.1.    The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

4.1.1.    The Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with power under the Trust’s Trust Agreement to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out the Agreement. The Target Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Trust Agreement. The Trust and Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Target Fund;

4.1.2.    The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.1.3.    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

4.1.4.    Other than with respect to contracts entered into in connection with the portfolio management of the Target Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result in (i) a violation of Massachusetts law or of the Trust’s Trust Agreement or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

4.1.5.    No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.1.6.    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Target Fund at and for the fiscal year ended October 31, 2011, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.1.7.    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Target Fund at and for the period ended April 30, 2012, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.1.8.    Since October 31, 2011, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection 4.1.8, a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

4.1.9.    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.1.10.    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

4.1.11.    All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of RFSC, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

4.1.12.    At the Closing Date, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

4.1.13.    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.1.14.    The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

4.1.15.    The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2.    The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

4.2.1.    The Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with power under the Trust’s Trust Agreement to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Trust Agreement. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

4.2.2.    The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.2.3.    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

4.2.4.    The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result in (i) a violation of Massachusetts law or of the Trust’s Trust Agreement or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

4.2.5.    No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.2.6.    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2011, have been audited by PwC, independent registered public accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Target Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.2.7.    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the period ended April 30, 2012, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Target Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.2.8.    Since October 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Target Fund. For purposes of this subsection 4.2.8, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

4.2.9.    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.2.10.    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

4.2.11.    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

4.2.12.    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

4.2.13.    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing;

4.2.14.    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.2.15.    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.2.16.    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

4.2.17.    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

(5)    Covenants of the Acquiring Fund and the Target Fund

5.1.    Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund’s normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. Each Fund covenants and agrees to coordinate the respective portfolios of the Acquiring Fund and the Target Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund.

5.2.    Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Target Fund’s books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

5.3.    The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4.    The Target Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.5.    Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the transactions contemplated herein. The Acquiring Fund will file the Registration Statement with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.    The Target Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.8.    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.9.    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Target Fund title to and possession of all Acquiring Fund shares to be transferred to the Target Fund pursuant to this Agreement and assume the liabilities from the Target Fund.

5.10.    As soon as reasonably practicable after the Closing, the Target Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.11.    Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.12.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust nor the Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust and each Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated herein in section 8.4.

5.13.    At or immediately prior to the Closing, the Target Fund will declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

(6)    Conditions Precedent to Obligations of the Target Fund. With respect to the Reorganization, the obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Target Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2.    The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

6.3.    The Target Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to the Target Fund, and dated as of the Closing Date, to the effect that:

6.3.1.    the Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts;

6.3.2.    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

6.3.3.    the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the

Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

6.3.4.    the execution and delivery of the Agreement did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Trust Agreement or By-Laws; and

6.3.5.    to the knowledge of such counsel, and without any independent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Trust, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Target Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made. In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization. The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquiring Fund and the Target Fund, respectively.

6.3.6.    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

(7)    Conditions Precedent to Obligations of the Acquiring Fund with respect to the Reorganization. The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.    All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Target Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Target Fund which the Target Fund reasonably believes might result in such litigation.

7.2.    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

7.3.    The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4.    The Acquiring Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

7.4.1.    the Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts;

7.4.2.    the Target Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

7.4.3.    the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Target Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

7.4.4.    the execution and delivery of the Agreement did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Trust Agreement or By-Laws; and

7.4.5.    to the knowledge of such counsel, and without any independent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Trust, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Target Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made. In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization. The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquiring Fund and the Target Fund, respectively.

7.5.    The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

(8)    Further Conditions Precedent to Obligations of the Acquiring Fund and the Target Fund. If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.3.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4.    With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each of the Acquiring Fund and the Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (vi) no gain or loss will be recognized by Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefore were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.4. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized (i) by the Target Fund in connection with the transfer from the Target Fund to the Acquiring Fund of any section 1256 contracts (as defined in Section 1256 of the Code) or any stock in a passive foreign investment company (as defined in Section 1297(a) of the Code) or (ii) by the Target Fund or the Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following the Reorganization.

(9)    Indemnification

9.1.    The Acquiring Fund agrees to indemnify and hold harmless the Target Fund and each of the Target Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.    The Target Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(10)    Fees and Expenses

10.1.    Each of the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2.    Where expenses with respect to the Reorganization are specific to the Target Fund or the Acquiring Fund and can be estimated and accrued prior to the Closing Date, those costs will be borne by the respective Fund. All other expenses with respect to the Reorganization will be borne by the Acquiring Fund. The expenses with respect to the Reorganization shall include, but not be limited to, preparation, printing and mailing of any registration statement or document filed or to be filed, legal fees, accounting fees, custody fees and securities registration fees.

10.3.    Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment of such expenses by another person would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(11)    Entire Agreement; Survival of Warranties

11.1.    Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.    Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and the Target Fund in sections 9.1 and 9.2 shall survive the Closing.

(12)    Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 31, 2013 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

(13)    Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Target Fund and any authorized officer of the Acquiring Fund.

(14)    Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Target Fund, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: John V. O’Hanlon, Esq., or to the Acquiring Fund, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: John V. O’Hanlon, Esq., or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

(15)    Headings; Counterparts; Assignment; Limitation of Liability

15.1.    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5.    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	RUSSELL INVESTMENT COMPANY, on behalf of Russell U.S. Value Fund

Secretary	By: Title:

Attest:	RUSSELL INVESTMENT COMPANY, on behalf of Russell U.S. Defensive Equity Fund

Secretary	By: Title:

EXHIBIT B

Russell U.S. Quantitative Equity Fund: Classes A, C, E, I, S, and Y

Russell U.S. Value Fund: Classes C, E, I, and S

RUSSELL INVESTMENT COMPANY

Supplement dated June 29, 2012 to

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED February 29, 2012

As supplemented through June 12, 2012

The following Prospectus and Statement of Additional Information are each accurate as of August 15, 2012 and reflect certain changes to the Russell U.S. Quantitative Equity Fund and the Russell U.S. Value Fund that will be in effect at that time.

For the current Prospectus and Statement of Additional Information for each Fund, please see the Prospectus and Statement of Additional Information, each dated February 29, 2012, as supplemented through June 12, 2012.

Beginning August 15, 2012, this supplement shall no longer apply.

PROSPECTUS

Russell Funds

February 29, 2012, As Supplemented Through August 15, 2012

Ticker Symbol By Class
Fund	A	C	E	I	S	Y

Russell U.S. Defensive Equity Fund (formerly, Russell U.S. Quantitative Equity Fund)	REQAX	REQCX	REQEX	REDSX	REQTX	REUYX

Russell U.S. Value Fund*	—	RSVCX	RSVEX	RSVIX	RSVSX	—

*	The Russell U.S. Value Fund will be reorganized into the Russell U.S. Defensive Equity Fund on October 15, 2012. For more details regarding the reorganization please see the Reorganization Information section at the end of this Prospectus.

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

800-787-7354

RISK/RETURN SUMMARY

RUSSELL U.S. DEFENSIVE EQUITY FUND (formerly, Russell U.S. Quantitative Equity Fund)

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 28 and 30, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 17 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, I, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.58%	0.58%	0.25%	0.33%	0.13%
Total Annual Fund Operating Expenses	1.13%	1.88%	1.13%	0.80%	0.88%	0.68%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.04)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses	1.13%	1.88%	1.09%	0.80%	0.88%	0.68%

#	Certain funds of funds (“Russell Funds of Funds”) also managed by RIMCo invest their assets in the Fund and the Fund is used as an investment in asset allocation programs sponsored by certain financial intermediaries. Effective August 15, 2012, the Russell Funds of Funds changed their allocations to underlying funds in which they invest, decreasing their allocation to the Fund, and on or around August 7, 2012, the allocation to the Fund was also decreased in such asset allocation programs. This re-allocation resulted in a decrease in the assets under management in the Fund. As a result, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated higher to reflect the impact of lower assets under management for the Fund.

“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the elimination of dividend and interest expenses on short sales as a result of the Fund’s discontinuation of its limited long short strategy effective August 15, 2012 and to reflect expenses expected to be incurred for the remainder of the fiscal year ending October 31, 2012.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to reflect a reduction in the transfer agency fee waiver for Class E Shares.

Until February 28, 2013, RFSC has contractually agreed to waive 0.04% of its transfer agency fees for Class E Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class I Shares	Class S Shares	Class Y Shares
1 Year	$684	$191	$111	$82	$90	$70
3 Years	$915	$592	$355	$257	$282	$218
5 Years	$1,164	$1,018	$618	$447	$490	$379
10 Years	$1,876	$2,205	$1,371	$996	$1,090	$848

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. The Fund will invest principally in common stocks of large and medium capitalization U.S. companies. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability. The Fund may pursue a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

•

Active Management. The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

•

Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time.

•

Derivatives. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

•

Large Redemptions. The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns*

Average annual total returns for the periods ended December 31, 2011*	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(1.85)%	(2.84)%	1.45%
Return Before Taxes, Class C	3.35%	(2.20)%	1.79%
Return Before Taxes, Class E	4.18%	(1.64)%	2.08%
Return Before Taxes, Class I	4.46%	(1.40)%	2.33%
Return Before Taxes, Class Y	4.60%	(1.32)%	2.40%
Return Before Taxes, Class S	4.38%	(1.45)%	2.30%
Return After Taxes on Distributions, Class S	4.22%	(1.96)%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	3.05%	(1.26)%	1.92%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	1.50%	(0.02)%	3.34%

*

Effective August 15, 2012, RIMCo changed the Fund’s investment strategy from a quantitative investment approach to a defensive style of investing and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™. The returns shown above reflect the performance of the Fund’s investment strategy prior to August 15, 2012. Had the Fund pursued its new investment strategy prior to August 15, 2012, the returns shown above would have been different.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

•	Aronson+Johnson+Ortiz, LP

•	INTECH Investment Management LLC

•	Jacobs Levy Equity Management, Inc.
•	Numeric Investors LLC

•	PanAgora Asset Management, Inc.

Portfolio Manager

Richard Yasenchak, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Yasenchak has managed the Fund since July 2010.

Additional Information

For important information about:

•	Purchase of Fund Shares, please see How to Purchase Shares on page 11.

•	Redemption of Fund Shares, please see How to Redeem Shares on page 11.

•	Taxes, please see Taxes on page 11.

•	Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 11.

RUSSELL U.S. VALUE FUND

On May 22, 2012, the Board of Trustees of Russell Investment Company approved the reorganization of the Fund into the Russell U.S. Defensive Equity Fund. The reorganization is expected to be completed on October 15, 2012. For more details regarding the reorganization, please see the Reorganization Information section at the end of this Prospectus.

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class C Shares	Class E Shares	Class I Shares	Class S Shares
Advisory Fee	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.87%	0.87%	0.54%	0.62%
Total Annual Fund Operating Expenses	2.32%	1.57%	1.24%	1.32%

#	“Total Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal period ended April 30, 2012. RIMCo has non-contractually agreed to waive 0.10% of its 0.70% advisory fee. This waiver may be terminated by RIMCo without Board approval at any time. However, RIMCo does not expect to terminate this waiver prior to the reorganization of the Fund into the Russell U.S. Defensive Equity Fund. As this waiver is non-contractual, it is not reflected in the Annual Fund Operating Expenses table above.

The Fund is used as an investment in asset allocation programs sponsored by certain financial intermediaries. On or around August 7, 2012, the Fund was discontinued as an investment in such asset allocation programs. This discontinuation resulted in a decrease in the assets under management in the Fund. As a result, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the impact of lower assets under management for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class C Shares	Class E Shares	Class I Shares	Class S Shares
1 Year	$235	$160	$126	$135
3 Years	$724	$496	$393	$420
5 Years	$1,240	$856	$680	$726
10 Years	$2,655	$1,869	$1,499	$1,596

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches to identifying undervalued securities are intended to complement one another. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. In general, the Fund seeks to invest in stocks that appear to a money manager to be undervalued relative to their corporate worth, based on current or forecasted earnings, book or asset value, revenues, cash flow or other measures. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

•

Active Management. The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

•

Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in value stocks may never have their intrinsic values realized by the market or may not actually have been undervalued.

•

American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

•	REITs. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

•

Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

•

Derivatives. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

•	Large Redemptions. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for the other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class C	(3.68)%	(5.44)%	1.25%
Return Before Taxes, Class E	(2.93)%	(4.70)%	2.10%
Return Before Taxes, Class I	(2.59)%	(4.39)%	2.45%
Return Before Taxes, Class S	(2.68)%	(4.48)%	2.33%
Return After Taxes on Distributions, Class S	(2.89)%	(5.24)%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(1.46)%	(3.79)%	1.94%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	(2.64)%	3.89%

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. The money managers for the Fund are:

•	DePrince, Race & Zollo, Inc.

•	Snow Capital Management L.P.
•	Numeric Investors LLC

•	Systematic Financial Management, L.P.

Portfolio Manager

David L. Hintz, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Hintz has managed the Fund since July 2010.

Additional Information

For important information about:

•	Purchase of Fund Shares, please see How to Purchase Shares on page 11.

•	Redemption of Fund Shares, please see How to Redeem Shares on page 11.

•	Taxes, please see Taxes on page 11.

•	Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 11.

ADDITIONAL INFORMATION

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Class E, I and S Shares of each Fund may only be purchased by specified categories of investors. There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares. For Class I Shares, there is a $100,000 minimum initial investment for each account in each Fund. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.

Taxes

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

MANAGEMENT OF THE FUNDS

The Funds’ investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2011, managed over $35 billion in 50 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Funds’ administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIMCo or Russell Financial Services, Inc. (the “Distributor”). Most RIC Funds are designed to provide exposure to RIMCo’s “multi-style, multi-manager diversification” investment method utilizing RIMCo’s and Russell’s money manager research services.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds do not compensate Russell for these services.

Unlike most investment companies that have a single organization that acts as investment adviser, the Funds divide responsibility for investment advice between RIMCo and a number of money managers unaffiliated with RIMCo. RIMCo utilizes the money manager research and other resources of Russell in providing services to the RIC Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Most Funds’ assets are invested using a “multi-style, multi-manager diversification” technique.

Each Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Funds’ investment adviser, evaluates and oversees the Funds’ money managers as more fully described below. Each of the Funds’ money managers makes investment decisions for the portion of the Fund assigned to it by RIMCo. RFSC, in its capacity as the Funds’ administrator, provides or oversees the provision of all administrative services for the Funds. The Funds’ custodian, State Street Bank, maintains custody of the Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest. RFSC, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo selects, subject to the approval of the Funds’ Board of Trustees, money managers for the Funds, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of each Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include a Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of a Fund during transitions between money managers.

RIMCo’s employees who manage the RIC Funds, oversee the money managers of the RIC Funds and have primary responsibility for the management of the RIC Funds (the “RIMCo Managers”) are:

•

David L. Hintz, Portfolio Manager since November 2011. From 2008 to 2011, Mr. Hintz was head of Russell’s U.S. equity research team. From 1997 to 2008, Mr. Hintz was a Senior Research Analyst. Mr. Hintz has primary responsibility for the management of the Russell U.S. Core Equity, Russell U.S. Value, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity and Russell U.S. Large Cap Equity Funds.

•

Richard Yasenchak, Portfolio Manager since July 2010. Mr. Yasenchak joined Russell in 2005 as a Portfolio Analyst. From January 2007 to July 2010, Mr. Yasenchak was an Associate Portfolio Manager. Mr. Yasenchak has primary responsibility for the management of the Russell U.S. Defensive Equity and Russell U.S. Mid Cap Equity Funds.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Managers’ compensation, other accounts managed by the RIMCo Managers and the RIMCo Managers’ ownership of securities in the Funds.

In the last fiscal year, the aggregate annual rate of advisory fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets for the Russell U.S. Defensive Equity Fund and the Russell U.S. Value Fund was 0.55% and 0.68%, respectively.

Each Fund invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund. The fees payable by a Fund with respect to the investment of the cash reserves are included in the Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table if they are at least 0.01% of the Fund’s average net assets.

Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.

A discussion regarding the basis for approval by the Board of Trustees (“Board”) of the continuation of the investment advisory contract between RIMCo and the Funds is available in the Funds’ semi-annual report to shareholders covering the period ended April 30, 2012.

THE MONEY MANAGERS

Each Fund allocates most of its assets among the money managers unaffiliated with RIMCo listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Funds’ adviser, may change the allocation of a Fund’s assets at any time.

Each money manager has complete discretion to select portfolio securities for its segment of a Fund’s assets. At the same time, however, each money manager must operate within each Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by RIMCo. RIMCo develops such parameters for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific parameters to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Funds’ multi-manager structure, RIMCo is responsible for oversight of the services provided by the Funds’ money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIMCo and Russell do not evaluate the investment merits of a money manager’s individual security selections.

The Funds received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Funds’ Board, without a shareholder vote. A Fund is required to notify its shareholders within 60 days after a money manager begins providing services. Each Fund selects money managers based upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of that Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice.

The Board may, if it deems appropriate to do so, authorize the liquidation or merger of a Fund without shareholder approval. Unless Fund Shares are held in a tax-deferred account, liquidation or merger may result in a taxable event for shareholders of the liquidated Fund.

Most of the securities and investment strategies listed below are discretionary, which means that RIMCo or the money managers may or may not use them. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Funds. The Funds may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Funds.

Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

RUSSELL U.S. DEFENSIVE EQUITY FUND (formerly, Russell U.S. Quantitative Equity Fund)

Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the

Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

RUSSELL U.S. VALUE FUND

On May 22, 2012, the Board of Trustees of Russell Investment Company approved the reorganization of the Fund into the Russell U.S. Defensive Equity Fund. The reorganization is expected to be completed on October 15, 2012. For more details regarding the reorganization, please see the Reorganization Information section at the end of this Prospectus.

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose approaches to identifying undervalued securities are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund invests in value stocks, which are stocks that appear to a money manager to be undervalued relative to their corporate worth, based on current or forecasted earnings, book or asset value, revenues, cash flow or other measures. Certain money managers of the Fund may also pursue a market-oriented style of security selection where securities are selected from the broad equity market rather than focusing on the value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

RISKS

An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. The following table lists the Funds and the types of principal and non-principal risks the Funds are subject to. Please refer to the discussion following the chart and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the individual Funds.

Fund	Principal Risks	Non-Principal Risks
Russell U.S. Defensive Equity Fund

•  Multi-Manager Approach

•  Active Management Risk

•  Security Selection

•  Risk Management

•  Equity Securities Risk

•  Common Stocks

•  Defensive Stocks

•  Quantitative Investing

•  Fundamental Investing

•  Securities of Medium Capitalization Companies

•  Derivatives (Futures Contracts, Options, Forwards and Swaps)

•  Large Redemptions

•  Exposing Cash Reserves to Appropriate Markets

•  Securities of Small Capitalization Companies

•  Preferred Stocks

•  Rights, Warrants and Convertible Securities

•  Non-U.S. Securities

•  Non-U.S. Equity Securities

•  Emerging Markets Securities

•  Currency Risk

•  Counterparty Risk

•  Securities of Other Investment Companies

•  REITs

•  Depositary Receipts

•  Market Volatility

•  Economic and Market Events Risk

•  Government Intervention in and Regulation of Financial Markets

•  Increased Government Debt

•  Securities Lending

•  Operational Risk

Russell U.S. Value Fund

•  Multi-Manager Approach

•  Active Management Risk

•  Security Selection

•  Risk Management

•  Equity Securities Risk

•  Common Stocks

•  Value Stocks

•  Market-Oriented Investments

•  Quantitative Investing

•  Fundamental Investing

•  Securities of Medium Capitalization Companies

•  Derivatives (Futures Contracts, Options, Forwards and Swaps)

•  REITs

•  Depositary Receipts

•  Liquidity Risk

•  Large Redemptions

•  Exposing Cash Reserves to Appropriate Markets

•  Securities of Small Capitalization Companies

•  Preferred Stocks

•  Rights, Warrants and Convertible Securities

•  Non-U.S. Securities

•  Non-U.S. Equity Securities

•  Emerging Markets Securities

•  Currency Risk

•  Counterparty Risk

•  Securities of Other Investment Companies

•  Illiquid Securities

•  Market Volatility

•  Economic and Market Events Risk

•  Government Intervention in and Regulation of Financial Markets

•  Increased Government Debt

•  Securities Lending

•  Operational Risk

Multi-Manager Approach

While the investment styles employed by a Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by a Fund’s multiple money managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Active Management Risk

Actively managed investment portfolios are subject to management risk. Despite strategies designed to achieve a Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in a Fund. Investments in a Fund could be lost or a Fund could underperform other investments.

•	Security Selection

The securities or instruments chosen by RIMCo or a money manager to be in a Fund’s portfolio may not perform as the Fund’s money managers expect. Security or instrument selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

•	Risk Management

There is no guarantee that RIMCo will effectively assess a Fund’s risk factor exposures and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. A Fund may also experience relative underperformance if the market rewards certain factor exposures and not others for a period of time. Proprietary and third party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in a Fund’s portfolio or ineffective adjustments to a Fund’s portfolio characteristics. The models may also be flawed and may cause the Fund to underperform other funds with similar objectives and strategies.

Equity Securities Risk

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Funds that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

•	Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

•	Value Stocks

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

•	Defensive Stocks

Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected.

•	Market-Oriented Investments

Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

•	Quantitative Investing

Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Quantitative analysis may not work as anticipated or produce the desired results. Additionally, commonality of holdings across quantitative money managers may amplify losses.

•	Fundamental Investing

In fundamental analysis, securities are selected based on an evaluation of a company’s future earnings potential, security valuations, financial quality and business momentum. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected in the security’s price.

•	Securities of Medium Capitalization Companies

Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

•	Securities of Small Capitalization Companies

Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.

•	Preferred Stocks

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

•	Rights, Warrants and Convertible Securities

Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stock.

Non-U.S. Securities

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

•	Non-U.S. Equity Securities

Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

•	Emerging Markets Securities

Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

•	Currency Risk

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Fund. Securities held by a Fund which are denominated in U.S. dollars are still subject to currency risk.

Derivatives (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives are typically used as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. A Fund may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, physical commodities or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Investments in a derivative instrument could lose more than the principal amount invested. Also, appropriate derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund’s predictions of movements in the direction of the securities, currencies, interest rate or commodities markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates, interest rates or commodities prices; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of a Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. A Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in a Fund needing to sell holdings at a disadvantageous time. A Fund may also be unable to close out its positions when desired. Investments in derivatives can cause a Fund to be more volatile and can result in significant losses. Certain derivatives have the potential for unlimited loss. Derivatives may also be used for leverage, in which case their use would involve leveraging risk.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the money manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and options on physical commodities (including certain energy, metals and agricultural products) and economically equivalent over-the-counter (“OTC”) derivatives. The Dodd-Frank Act also requires the CFTC to establish position limits for swap transactions that are economically equivalent to futures or options contracts on physical commodities. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. With respect to hedging positions, the Funds believe that these trading and positions limits will not have an adverse impact on its hedging strategies. However, it is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of a Fund.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.

Securities of Other Investment Companies

If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of a Fund but also to the portfolio investments of the underlying investment companies.

Real Estate Securities

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which a Fund invests, also fluctuates. A Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

•	REITs

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Depositary Receipts

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Illiquid Securities

An illiquid security is one that does not have a readily available market or that is subject to resale restrictions, possibly making it difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. A Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, a Fund may be unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Market Volatility

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. RIC has established procedures to value instruments for which market prices may not be readily available. RIMCo will monitor developments in financial markets and seek to manage each Fund in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Economic and Market Events Risk

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. For example, regional, economic or political instability or natural disasters may impact issuers across various countries, regions and markets. The severity or duration of such conditions may be affected by policy changes made by governments or quasi-governmental organizations. Economic and market events may not have the same impact on all types of securities and a Fund’s investments could underperform other types of investments.

Government Intervention in and Regulation of Financial Markets

Recent instability in the financial markets has led the governments across the globe to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The effects of such action are not yet fully known. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take additional actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation may also change the way in which a Fund is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. It is not certain whether governments would intervene in response to future market disturbances and the effect of any such future intervention cannot be predicted.

Increased Government Debt

Total U.S. public debt as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, by driving debt cost higher, causing the U.S. Treasury to sell additional debt with shorter maturity periods, and increasing refinancing risk.

A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.

On August 5, 2011 Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and market volatility. Because certain Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by the S&P’s downgrade.

Large Redemptions

Large redemption activity could result in a Fund being forced to sell portfolio securities at a loss or before its money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. Large redemptions in a Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Certain of the Funds are used as investments for funds of funds which have the same investment adviser as the Funds. The Underlying Funds may also be used as investments in asset allocation programs sponsored by certain Financial Intermediaries. These Funds may have a large percentage of their Shares owned by such funds of funds or through such asset allocation programs. Should RIMCo or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in a Fund or a Fund is no longer used as an investment, that Fund could experience large redemptions of its Shares.

Exposing Cash Reserves to Appropriate Markets

By exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives, a Fund’s performance tends to correlate more closely to the performance of that market as a whole. This approach increases a Fund’s performance if the particular market rises and reduces a Fund’s performance if the particular market declines. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIMCo or a money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Securities Lending

If a borrower of a Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund. While securities are on loan, a Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that the return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Operational Risk

An investment in the Funds, like any funds, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

PORTFOLIO TURNOVER

Portfolio turnover measures how frequently securities held by a fund are bought and sold. The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Fund’s money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund is purchasing the same security. Also, when a Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase a Fund’s portfolio turnover rate which may result in higher levels of realized gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Brokerage commissions and transaction costs will reduce Fund performance. The annual portfolio turnover rates for each of the Funds, which in certain cases exceed 100%, are shown in the Financial Highlights tables in this Prospectus.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Funds
Quarterly	April, July, October and December	Russell U.S. Defensive Equity and Russell U.S. Value Fund

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

ADDITIONAL INFORMATION ABOUT TAXES

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For taxable years beginning after December 31, 2012, the special rates for qualified dividend income will no longer apply, and such income will be taxed at ordinary income rates.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning after 2004 and before 2012 (or a later date if extended by Congress), a portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund if properly reported by the Fund. Also, for that same period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

When a Fund invests in securities of certain foreign countries, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of a Fund’s assets at the close of its taxable year is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders who may then (subject to limitations) claim a foreign tax credit.

If you are a corporate investor, a portion of the dividends from net investment income paid by the Funds will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax professional with respect to the applicability of these rules.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

Cost Basis Reporting

Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the Internal Revenue Service (“IRS”) for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Funds and not through a Financial Intermediary, RFSC will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.

Additionally, for redemptions of shares held directly with the Funds on or after January 1, 2012, unless you select specific share lots in writing at the time of redemption, RFSC will first relieve (i.e., identify the shares to be redeemed for purposes of determining cost basis) all shares acquired prior to January 1, 2012 (“pre-effective date shares”), before relieving any post-effective date shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of pre-effective date shares to the IRS. If RFSC has historically provided cost basis reporting on these pre-effective date shares, RFSC will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of pre-effective date shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is computed by dividing the current value of a Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by a Fund or an authorized Fund agent. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. Investments in other investment companies are valued at their net asset value per share, calculated at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other investment companies’ prospectuses.

Ordinarily, the Funds value each portfolio security based on market quotations provided by pricing services or brokers (when permitted by the market value procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the fair value procedures as the movement of a single major U.S. Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all closed markets combined); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

CHOOSING A CLASS OF SHARES TO BUY

The Funds offer more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Which Class is more beneficial to you depends on the amount and intended length of the investment.

Comparing the Funds’ Classes

Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class A Shares

Initial Sales Charge	Up to 5.75%; reduced, waived or deferred for large purchases and certain investors

Deferred Sales Charge	1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor

Annual 12b-1 Fees	0.25% of average daily assets

Annual Shareholder Service Fees	None

Class C Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	0.75% of average daily assets

Annual Shareholder Service Fees	0.25% of average daily assets

Class E Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	None

Annual Shareholder Service Fees	0.25% of average daily assets

Class I Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	None

Annual Shareholder Service Fees	None

Class S Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	None

Annual Shareholder Service Fees	None

Class Y Shares

Initial Sales Charge	None

Deferred Sales Charge	None

Annual 12b-1 Fees	None

Annual Shareholder Service Fees	None

FRONT-END SALES CHARGES

Class C, E, I, S and Y Shares

Class C, E, I, S and Y Shares of all Funds offered in this Prospectus are sold without an initial sales charge.

Class A Shares

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.

Front-End Sales Charges	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 or more	-0-	-0-	up to 1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ SAI.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed.

Front-end Sales Charge Waivers. Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for Shares purchased under the following circumstances:

1.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons

2.	Offers of Class A Shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise

3.	Sales to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEPs and SIMPLE-IRAs

4.	Sales to endowments or foundations with $50 million or more in assets

5.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative

6.	Accounts managed by a member of Russell Investments

7.	Shares purchased through accounts that are part of certain qualified fee-based programs

Moving Between Accounts. Under certain circumstances, you may transfer Class A Shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:

•	From a non-retirement account to an IRA or other individual retirement account

•	From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, you must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediate family (as defined below):

a.	Accounts held individually or jointly

b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act

c.	IRA accounts and certain single participant retirement plan accounts

d.	Solely controlled business accounts

e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Rights of Accumulation (“ROA”). Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund with your existing holdings of all RIC Funds to determine your current front-end sales charge. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. Your Financial Intermediary may require certain information to verify that the purchase qualifies for the reduced front-end sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of Intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds you intend to make over a 13-month period with the market value of your current RIC Fund holdings to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Funds held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege. You may reinvest proceeds from a redemption or distribution of Class A Shares (other than money market funds) into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary. Information about sales charges and sale charge waivers is available free of charge, on the Funds’ website at www.russell.com.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between Class A Shares of the RIC Funds are not subject to a deferred sales charge.

The deferred sales charge may be waived on:

•	Shares sold within 12 months following the death or disability of a shareholder

•	redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70 1/2

•	a systematic withdrawal plan equaling no more than 1% of the account value per any monthly redemption

•	involuntary redemptions

•	redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds offer multiple Classes of Shares in this Prospectus: Class A, Class C, Class E, Class I , Class S and Class Y. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”

Class A Shares participate in the Funds’ Rule 12b-1 distribution plan. Under the distribution plan, the Funds’ Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Funds’ Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class C Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Funds’ Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Funds’ Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds’ Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E Shares participate in the Funds’ shareholder services plan. Under the shareholder services plan, the Funds’ Class E Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder services fees are paid out of the Funds’ Class E Share assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds.

Class I, Class S and Class Y Shares do not participate in either the Funds’ distribution plan or the Funds’ shareholder services plan.

Financial Intermediaries may receive distribution compensation from the Funds’ Distributor with respect to Class A Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan. Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class C Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan and the Funds’ shareholder services plan. Financial Intermediaries may receive shareholder services compensation from the Funds’ Distributor with respect to Class E Shares of the Funds pursuant to the Funds’ shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, RIMCo or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay a portion of costs related to, marketing support, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

RFSC may also make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay a portion of costs related to account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.

The Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Funds’ Distributor also offers them a range of complimentary software tools and educational services. The Funds’ Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

ADDITIONAL INFORMATION ABOUT HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class E, Class I and Class S Shares may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E, Class I or Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEPs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;

(3)	clients of Financial Intermediaries who are members of Russell Investments;

(4)	individuals pursuant to employee investment programs of Russell or its affiliates; or

(5)	current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class E, Class I or Class S Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

The Funds generally do not have the ability to enforce these limitations on access to Class E, Class I or Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E, Class I or Class S Shares available to those categories of investors listed above that qualify for access to Class E, Class I or Class S Shares. However, the Funds will not knowingly sell Class E, Class I or Class S Shares to any investor not meeting one of the foregoing criteria.

There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For Class I Shares, there is a $100,000 required minimum initial investment for each account in each Fund. Class I Shares may not be offered in connection with certain asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo despite the fact that you meet the foregoing criteria.

For Class Y Shares, there is a $10 million required minimum initial investment for each account in the Funds. However, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds, (ii) for investment companies that have entered into a contractual arrangement with a Fund or its service providers to acquire Class Y Shares or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.

If a Fund detects a pattern of trading that appears to be designed to evade the minimum initial investment requirement for Class I or Class Y Shares, the Fund reserves the right to close the account(s). Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. You may be eligible to purchase Shares if you do not meet the required initial minimum investment. You should consult your Financial Intermediary for details, which are summarized in the Funds’ Statement of Additional Information.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries may have cut off times for processing orders to buy Fund Shares prior to market close, please ask your Financial Intermediary what their cut off time is.

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

For Class C, Class E, Class I, Class S and Class Y Shares: All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Purchases will be rejected if a payment does not clear the bank. Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Foreign Investors: A Financial Intermediary may offer and sell the Funds to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where a Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories. Without the prior approval of a Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of a Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors.

Offering Dates and Times

For all Funds: Purchase orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents have entered into agreements with the Funds’ Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries. Fund agents and Financial Intermediaries may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time. Please verify your purchase order cut off time with your Financial Intermediary.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail: Russell Funds, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Funds, 30 Dan Road, Canton, MA 02021

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. Contact your Financial Intermediary for further information.

For Class C, Class E, Class I and Class S Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program. If you invest directly through the Funds, you may choose to make such regular investments subject to a minimum of $25 per fund.

EXCHANGE PRIVILEGE

How to Exchange Shares

Exchanges Between Funds. Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC on the basis of the current net asset value per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Exchanges Between Classes. Through your Financial Intermediary, you may exchange or convert Shares you own of a Fund for Shares of any other Class of Shares of that Fund on the basis of the current net asset value (except that exchanges into Class A Shares will normally be made at the Public Offering Price) per share at the time of the exchange if you meet any applicable initial minimum investment or investor eligibility requirements stated in the Prospectus for that Class of Shares.

RFSC believes that an exchange between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the exchange as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class A Shares, exchanges must be made through your Financial Intermediary.

Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in Class C, Class E, Class I, Class S or Class Y Shares, and if you invest through certain Financial Intermediaries, a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds may be offered. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The Board has adopted frequent trading policies and procedures which are described below. The Funds will apply these policies uniformly. The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents (i.e., RIMCo or RFSC) determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

While the Funds monitor for substantive trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIMCo will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the shareholder’s Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices. Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Funds on a Financial Intermediary’s frequent trading polices must be approved by the Funds’ Chief Compliance Officer after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to:

•	Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.

•

Transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIMCo and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.

•

Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of a Fund’s portfolio or are otherwise not in a Fund’s best interests.

•

Trading associated with asset allocated programs where the asset allocation has been developed by RIMCo or an affiliate of RIMCo and RIMCo has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.

•	Systematic purchase or redemption programs, if available.

In applying the policy on limitations on trading activity, the Funds consider the information available at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. For Funds that use hedging strategies to ensure that each Fund is fully invested, maintenance of a higher level of cash balances would not decrease a Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.

Additionally, to the extent that a Fund invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair values of the foreign securities as of the valuation time. To the extent that a Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests significantly in small cap equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder in an omnibus account or curtail their trading practices.

Any Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

For all Funds: Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

For all Funds: Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries may have cut off times for processing orders to sell Fund shares prior to market close, please ask your Financial Intermediary what their cut off time is.

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class C, Class E, Class I, Class S or Class Y Shares: If you invest through certain Financial Intermediaries, a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis may be offered. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, a Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

For Class C, Class E, Class I, Class S or Class Y Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class C, Class E, Class I, Class S or Class Y Shares: The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

For Class C, Class E, Class I, Class S or Class Y Shares: Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

In-Kind Exchange of Securities

A Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Funds, along with the securities. Please contact your Financial Intermediary for further information.

Redemption In-Kind

If operationally possible (typically only when a Fund is notified in advance of a large redemption), a Fund may, at its discretion, pay for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. There are also operational limitations on the ability of the Funds to make an in-kind distribution of most non-U.S. securities. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Uncashed Checks

For Class C, Class E, Class I, Class S or Class Y Shares: Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund or Class has not been in operation for 60 months, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

The information in the following tables represents the Financial Highlights for the Funds’ Class A, Class C, Class E, Class I, Class S and Class Y Shares, respectively, for the periods shown.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Defensive Equity Fund

Class A
October 31, 2011	26.98	.23	2.59	2.82	(.23)	—	—
October 31, 2010	23.94	.23	3.07	3.30	(.26)	—	—
October 31, 2009	22.26	.25	1.68	1.93	(.25)	—	—
October 31, 2008(1)	30.15	.01	(7.88)	(7.87)	(.02)	—	—

Class C
October 31, 2011	26.91	.01	2.58	2.59	(.05)	—	—
October 31, 2010	23.89	.04	3.06	3.10	(.08)	—	—
October 31, 2009	22.23	.10	1.64	1.74	(.08)	—	—
October 31, 2008(1)	30.15	(.02)	(7.89)	(7.91)	(.01)	—	—

Class E
October 31, 2011	26.96	.26	2.57	2.83	(.25)	—	—
October 31, 2010	23.92	.26	3.07	3.33	(.29)	—	—
October 31, 2009	22.26	.28	1.65	1.93	(.27)	—	—
October 31, 2008	40.29	.29	(14.34)	(14.05)	(.26)	(3.72)	—
October 31, 2007	39.35	.31	3.80	4.11	(.33)	(2.84)	—

Class I
October 31, 2011	26.98	.33	2.58	2.91	(.32)	—	—
October 31, 2010	23.95	.32	3.06	3.38	(.35)	—	—
October 31, 2009	22.29	.34	1.64	1.98	(.32)	—	—
October 31, 2008	40.30	.38	(14.35)	(13.97)	(.32)	(3.72)	—
October 31, 2007	39.36	.40	3.81	4.21	(.43)	(2.84)	—

Class S
October 31, 2011	27.00	.30	2.59	2.89	(.30)	—	—
October 31, 2010	23.96	.30	3.07	3.37	(.33)	—	—
October 31, 2009	22.30	.31	1.65	1.96	(.30)	—	—
October 31, 2008(1)	30.18	.02	(7.88)	(7.86)	(.02)	—	—

Class Y
October 31, 2011	26.99	.36	2.58	2.94	(.35)	—	—
October 31, 2010	23.96	.35	3.05	3.40	(.37)	—	—
October 31, 2009	22.29	.34	1.66	2.00	(.33)	—	—
October 31, 2008	40.30	.36	(14.31)	(13.95)	(.34)	(3.72)	—
October 31, 2007	39.36	.42	3.80	4.22	(.44)	(2.84)	—

See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.23)	29.57	10.47	18,284	1.26	1.26	.77	142
(.26)	26.98	13.87	17,610	1.26	1.26	.88	102
(.25)	23.94	8.82	17,522	1.31	1.31	1.19	115
(.02)	22.26	(26.11)	14,403	1.26	1.26	.32	118

(.05)	29.45	9.63	48,096	2.01	2.01	.04	142
(.08)	26.91	12.98	61,826	2.01	2.01	.14	102
(.08)	23.89	7.91	71,301	2.06	2.06	.49	115
(.01)	22.23	(26.23)	82,787	2.01	2.00	(.43)	118

(.25)	29.54	10.55	51,877	1.27	1.19	.89	142
(.29)	26.96	13.99	67,618	1.26	1.15	1.01	102
(.27)	23.92	8.86	79,008	1.31	1.18	1.35	115
(3.98)	22.26	(38.26)	86,593	1.20	1.15	.94	118
(3.17)	40.29	11.11	61,842	1.09	1.07	.79	121

(.32)	29.57	10.83	374,489	.93	.93	1.13	142
(.35)	26.98	14.22	476,481	.93	.91	1.26	102
(.32)	23.95	9.12	736,767	.98	.93	1.62	115
(4.04)	22.29	(38.11)	815,038	.96	.93	1.22	118
(3.27)	40.30	11.40	1,369,379	.84	.82	1.04	121

(.30)	29.59	10.74	1,209,861	1.01	1.01	1.02	142
(.33)	27.00	14.14	1,029,950	1.01	1.01	1.15	102
(.30)	23.96	8.98	1,356,163	1.06	1.06	1.46	115
(.02)	22.30	(26.05)	1,245,509	1.02	1.00	.36	118

(.35)	29.58	10.94	1,149,049	.83	.83	1.21	142
(.37)	26.99	14.30	1,242,933	.83	.83	1.35	102
(.33)	23.96	9.21	1,975,524	.88	.88	1.63	115
(4.06)	22.29	(38.07)	1,882,415	.86	.85	1.27	118
(3.28)	40.30	11.44	371,457	.79	.77	1.09	121

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Value Fund

Class C
October 31, 2011	7.28	.01	.29	.30	(.02)	—	—
October 31, 2010	6.43	(.03)	.88	.85	— (f)	—	—
October 31, 2009	5.69	.02	.75	.77	(.03)	—	—
October 31, 2008	12.84	.05	(5.19)	(5.14)	(.06)	(1.95)	—
October 31, 2007	12.44	.01	1.16	1.17	(.02)	(.75)	—

Class E
October 31, 2011	7.48	.07	.31	.38	(.06)	—	—
October 31, 2010	6.58	.03	.90	.93	(.03)	—	—
October 31, 2009	5.82	.06	.76	.82	(.06)	—	—
October 31, 2008	13.10	.12	(5.31)	(5.19)	(.14)	(1.95)	—
October 31, 2007	12.66	.11	1.19	1.30	(.11)	(.75)	—

Class I
October 31, 2011	7.50	.10	.32	.42	(.10)	—	—
October 31, 2010	6.60	.05	.90	.95	(.05)	—	—
October 31, 2009	5.84	.08	.76	.84	(.08)	—	—
October 31, 2008	13.13	.15	(5.32)	(5.17)	(.17)	(1.95)	—
October 31, 2007	12.69	.16	1.18	1.34	(.15)	(.75)	—

Class S
October 31, 2011	7.49	.09	.31	.40	(.09)	—	—
October 31, 2010	6.58	.04	.91	.95	(.04)	—	—
October 31, 2009	5.82	.08	.76	.84	(.08)	—	—
October 31, 2008	13.10	.14	(5.32)	(5.18)	(.15)	(1.95)	—
October 31, 2007	12.67	.14	1.17	1.31	(.14)	(.75)	—

See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.02)	7.56	4.59	8,314	2.16	2.13	.10	127
—	7.28	13.07	10,044	2.10	2.10	(.40)	97
(.03)	6.43	13.69	10,593	2.04	2.04	.36	111
(2.01)	5.69	(46.49)	11,225	2.13	2.13	.54	156
(.77)	12.84	9.73	25,688	2.09	2.09	.06	128

(.06)	7.80	5.40	2,163	1.40	1.38	.86	127
(.03)	7.48	14.10	4,319	1.35	1.35	.37	97
(.06)	6.58	14.44	5,282	1.29	1.29	1.15	111
(2.09)	5.82	(46.08)	6,852	1.31	1.31	1.35	156
(.86)	13.10	10.64	10,774	1.27	1.27	.88	128

(.10)	7.82	5.80	20,564	1.07	1.05	1.15	127
(.05)	7.50	14.43	42,623	1.03	1.03	.68	97
(.08)	6.60	14.79	44,600	.96	.96	1.48	111
(2.12)	5.84	(45.86)	54,530	.98	.98	1.69	156
(.90)	13.13	10.97	139,538	.94	.94	1.21	128

(.09)	7.80	5.72	56,253	1.16	1.13	1.10	127
(.04)	7.49	14.38	68,563	1.11	1.11	.59	97
(.08)	6.58	14.75	89,214	1.04	1.04	1.41	111
(2.10)	5.82	(45.98)	111,600	1.13	1.13	1.55	156
(.88)	13.10	10.87	274,355	1.05	1.05	1.10	128

Notes to Financial Highlights—October 31, 2011

(1)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.

(a)	Average month-end shares outstanding were used for this calculation.

(b)	Periods less than one year are not annualized.

(c)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.

(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”), and for certain funds, custody credit arrangements.

(e)	The ratios for periods less than one year are annualized.

(f)	Less than $.01 per share.

(g)	For the Russell U.S. Defensive Equity Fund, (formerly known as the Russell U.S. Quantitative Equity Fund), the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2011	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
October 31, 2010	1.06%	1.81%	0.95%	0.71%	0.81%	0.64%
October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
October 31, 2008	1.09%	1.84%	0.94%	0.71%	0.83%	0.65%
October 31, 2007	n/a	n/a	0.93%	0.68%	n/a	0.64%

MONEY MANAGER INFORMATION

The money managers are not affiliates of the Funds, RIMCo, RFSC or RFS other than as a result of their management of Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company. Investments in the Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of a Fund or any particular rate of return.

The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board, without a shareholder vote. A complete list of current money managers for the Funds can also be found at www.russell.com. Assets not allocated to money managers are managed by RIMCo.

Russell U.S. Defensive Equity Fund

Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

INTECH Investment Management LLC, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, FL 33401.

Jacobs Levy Equity Management Inc, 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Numeric Investors LLC, 470 Atlantic Avenue, 6th Floor, Boston, MA 02210.

PanAgora Asset Management Inc., 470 Atlantic Avenue, 8th Floor, Boston MA 02210.

Russell U.S. Value Fund

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

Numeric Investors LLC, 470 Atlantic Ave., 6th Floor, Boston, MA 02210.

Snow Capital Management L.P., 2100 Georgetowne Drive, Suite 400, Sewickly, PA 15143.

Systematic Financial Management LP, 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

EXPENSE NOTES

The following notes supplement the Annual Fund Operating Expenses tables in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in those tables:

•

If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

•

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class E Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

•

“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and E Shares, and an administrative fee of up to 0.05% of average daily net assets for all Classes of Shares.

•

In addition to the advisory and administrative fees payable by the Funds to RIMCo and Russell Fund Services Company (“RFSC”), each Fund that invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo, will bear indirectly a proportionate share of that Fund’s operating expenses, which include the administrative fees that the Russell U.S. Cash Management Fund pays to RFSC. The cash reserves for all Funds are invested in the Russell U.S. Cash Management Fund. The annual rate of administrative fees payable to RFSC on the cash reserves invested in the Russell U.S. Cash Management Fund is 0.05%.

PERFORMANCE NOTES

The following notes supplement the Performance tables in the Risk/Return Summary and provide additional information necessary to understand the returns provided in those tables:

The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.

Russell U.S. Defensive Equity Fund

The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class S Shares do not have the same expenses as the Class I Shares.

The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that Class A Shares do not have the same expenses as the Class E Shares.

The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that Class C Shares do not have the same expenses as the Class E Shares.

REORGANIZATION INFORMATION

The following information relates to the upcoming reorganization of the Russell U.S. Value Fund (the “Acquired Fund”) into the Russell U.S. Defensive Equity Fund (the “Acquiring Fund”):

In connection with the reorganization, Russell Investment Company (“RIC”) will file an information statement with the Securities and Exchange Commission (“SEC”). All shareholders are advised to read the information statement in its entirety when it becomes available because it will contain important information regarding the reorganization. The information statement will be mailed to shareholders as of August 15, 2012. Shareholders may obtain a free copy of the information statement, when available, and other documents filed with the SEC at the SEC’s website at www.sec.gov. Copies of such documents will also be available, once they are filed with the SEC, at no charge by contacting RIC at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or by calling 1-800-787-7354.

At a meeting held on May 22, 2012, the Board of Trustees of RIC, upon the recommendation of Russell Investment Management Company (“RIMCo”), approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). In connection with the meeting, the Board of Trustees received information from, and presentations by, RIMCo regarding the Reorganization. After evaluating the merits of the Reorganization as explained by RIMCo, the Board of Trustees of RIC has determined that the Reorganization is in the best interests of Shareholders of the Acquired Fund and the Acquiring Fund.

In connection with the Reorganization, you should note the following:

•

The Reorganization will be effected without a vote of the Shareholders of the Acquired or Acquiring Funds, as permitted by RIC’s Second Amended and Restated Master Trust Agreement, the laws of the Commonwealth of Massachusetts and the Federal Securities Laws.

•	The Reorganization is expected to qualify as a tax-free transaction.

•	The value of your investment will not change as a result of the Reorganization.

Board Considerations

In presenting its recommendation for approval of the Reorganization, RIMCo advised the Board that the Acquired Fund’s assets are expected to decrease due to its discontinuation as an investment in certain of RIMCo’s asset allocation programs; RIMCo does not believe that there are opportunities for significant growth in the Acquired Fund’s assets; it cannot be efficiently managed at such an asset level, calling into question the Acquired Fund’s viability; and RIMCo no longer wishes to support the Acquired Fund, which currently benefits from an advisory fee waiver. In determining whether to approve the Reorganization, the Trustees also considered, among other things, RIMCo’s explanation of the potential impact of the Reorganization on each Fund’s Shareholders and a variety of related factors, including, among others, (1) the comparability of the investment objectives, policies and restrictions of the Funds giving effect to planned changes in the Acquiring Fund’s investment strategies and primary benchmark in August 2012 before the Reorganization; (2) the terms and conditions of the Plan, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Funds associated with the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (5) the fact that the pro forma net operating expenses of the Acquiring Fund are estimated to be lower than the current net operating expenses of the Acquired Fund; (6) the advisory fees of the Acquiring Fund are lower than the advisory fees of the Acquired Fund; (7) that the interests of the Shareholders of the Funds will not be diluted as a result of the Reorganization; (8) the Reorganization would increase the assets of the Acquiring Fund, helping to drive down the Acquiring Fund’s overall costs through economies of scale with possible beneficial effects on the Acquiring Fund’s expense ratio; and (9) possible alternatives to the Reorganization, including the liquidation of the Acquired Fund with attendant tax consequences to the Acquired Fund’s shareholders. The Trustees also considered that, because the Acquiring Fund will change its investment strategies and primary benchmark in August 2012 before the Reorganization, the past performance of the Acquiring Fund reflects different strategies than those that will be employed by the Acquiring Fund at the time of the Reorganization. The Trustees also considered that the Reorganization does not require, and therefore would be effected without, a vote of Fund Shareholders.

A description of the Acquiring Fund’s investment strategies, which will be effective on August 15, 2012, is available in the “Risk/Return Summary–Russell U.S. Defensive Equity Fund” and “Investment Objective and Investment Strategies–Russell U.S. Defensive Equity Fund” sections of this prospectus.

Effects of the Reorganization on Shareholders

The Plan provides that (i) the Acquired Fund will transfer to the Acquiring Fund all of its assets in exchange solely for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, (ii) such shares of the Acquiring Fund will be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund and (iii) the Acquired Fund will be subsequently dissolved.

Shareholders of the Acquired Fund will receive Class C, Class E, Class I or Class S Shares of the Acquiring Fund with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Acquired Fund Class C, Class E, Class I or Class S Shares, respectively.

Shareholders of the Acquired Fund should benefit from the Reorganization of the Acquired Fund. After the Reorganization, as shareholders of the Acquiring Fund, the current shareholders of the Acquired Fund will bear net operating expenses that are lower than those they currently bear as shareholders of the Acquired Fund. In addition, the Acquiring Fund should benefit from the Reorganization due to an increase in Acquiring Fund assets. However, there can be no assurance that operational savings will be realized.

Timing of the Reorganization

The Reorganization is expected to be completed on October 15, 2012 based on values as of the close of regular trading on the New York Stock Exchange on October 12, 2012 or at such earlier or subsequent date as RIMCo determines to be in the interest of the Funds. The Acquired Fund will be closed to new investments as of the close of business on October 10, 2012, and no purchases of the Acquired Fund’s shares will be allowed after that time.

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual and semiannual reports for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report or the Funds’ SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company

1301 Second Avenue

18th Floor

Seattle, WA 98101

Telephone: 1-800-787-7354

The Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549.

Distributor: Russell Financial Services, Inc.

Russell Investment Company’s SEC File No. 811-03153

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST [    ], 2012

RUSSELL U.S. DEFENSIVE EQUITY FUND

(FORMERLY RUSSELL U.S. QUANTITATIVE EQUITY FUND)

(a sub-trust of Russell Investment Company)

to acquire the assets of

RUSSELL U.S. VALUE FUND

(a sub-trust of Russell Investment Company)

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

1-800-787-7354

This Statement of Additional Information relates specifically to the reorganization of Russell U.S. Value Fund, a series of Russell Investment Company (the “Target Fund”) into Russell U.S. Defensive Equity Fund, also a series of Russell Investment Company (the “Acquiring Fund”). Pursuant to this reorganization, the Acquiring Fund would acquire all of the assets and all of the liabilities of the Target Fund, and Acquiring Fund shares would be distributed pro rata by the Target Fund to the holders of its shares, in complete liquidation of the Target Fund.

This Statement of Additional Information consists of this cover page and the following documents, certain of which are incorporated by reference herein as indicated below:

1.	The Statement of Additional Information dated February 29, 2012, as supplemented through June 29, 2012 of the Target Fund and the Acquiring Fund, previously filed on EDGAR on [ ], 2012 (SEC File Nos. [ ]).

2.	The audited financial statements of the Target Fund and the Acquiring Fund included in the Russell Funds Annual Reports of Russell Investment Company for the fiscal year ended October 31, 2011, previously filed on EDGAR on January 9, 2012.

3.	The unaudited financial statements of the Target Fund and the Acquiring Fund included in the Russell Funds Semi-Annual Reports of Russell Investment Company for the six months ended April 30, 2012, previously filed on EDGAR on June 29, 2012.

This Statement of Additional Information dated August [    ], 2012 is not a prospectus. An Information Statement/Prospectus dated August [    ], 2012 relating to the above-referenced matters may be obtained from the Acquiring Fund or the Target Fund at the addresses and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Information Statement/Prospectus.

1

PART C

OTHER INFORMATION

Item 15.	Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s Amended and Restated Master Trust Agreement, which reads as follows:

Section 6.4 Indemnification of Trustees, Trustees Emeritus, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees, Trustees Emeritus and officers (including persons who serve at the Trust’s request as directors, officers, trustees or trustees emeritus of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, Trustee Emeritus or officer, director, trustee or trustee emeritus, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insurance is provided to officers and Trustees of the Registrant pursuant to Section I.A of Registrant’s Mutual Fund and Directors and Officers Errors and Omissions Professional Liability Insurance policy, which reads as follows:

Section I.A. Insurance Agreements.

The Insurer will pay on behalf of the Individual Insured(s) in accordance with the terms hereof all Loss in excess of the Deductible set forth in Item 4 of the Declarations up to the available Limit of Liability set forth in Item 3 thereof, which is incurred by the Individual Insured(s) as a result of any Claim first made against them during the Policy Period or the Extended Discovery Period, if purchased, except such Loss which the Company or Investment Fund(s) pays as indemnification.

The term “Insured(s)” shall mean any persons who were, now are, or shall be directors, officers, partners, trustees, employees, general partners, or members of the Company or an Investment Fund while acting in their capacities or within the scope of their duties as such, or any person contracted to perform duties or services on behalf of the Company or an Investment Fund while under the supervision of the Company or Investment Fund (herein after also known as “Individual Insured(s)”).

The term “Investment Fund” means an entity which is created or established by the Insured(s) consisting of a sum of money whose principal is invested, or to be invested, pursuant to the objectives set forth in such entity’s private placement memorandum, prospectus, or similar document; provided, however, that a newly created Investment Fund and its Individual Insured(s) shall be Insured(s) under this Policy, but only with respect to Wrongful Acts taking place after such creation.

The term “Loss” shall mean:

1)	compensatory damages, judgments, settlements, costs, charges and expenses or other sums the Insured(s) shall legally become obligated to pay as damages resulting from any Claim or Claim(s) and Defense Costs;

2)	costs, charges and expenses or other damages incurred in connection with any investigation by any governmental body or self regulatory organization (SRO); provided, however, Loss shall not include:

(i)	fines or penalties imposed by law; or

(ii)	taxes; or

(iii)	salaries, commissions, regular or overtime wages or fees of Individual Insured(s); or

(iv)	administration or overhead charges, or charges of any kind or character whatsoever, attributable to any in-house counsel of the Company or any Investment Fund; or

(v)	matters which are uninsurable under the law pursuant to which this Policy shall be construed; provided that punitive or exemplary damages shall be deemed insurable under this Policy if such damages are insurable under the law of the jurisdiction that is most favorable to the insurability of such damages and is where:

a)	such damages were awarded or imposed;

b)	any Wrongful Act took place for which such damages were awarded or imposed;

c)	any Company is incorporated or has its principal place of business; or

d)	the Insurer is incorporated or has its principal place of business; or

(vi)	loss of actual money, securities, property or other items of value in the custody or control of the Insured (s); or diminution in value of money, securities, property or any other item of value unless caused by a Wrongful Act of the Insured(s).

The term “Claim(s)” shall mean:

1)	a civil proceeding commenced by the service of a complaint or similar pleading, or

2)	any investigation into possible violations of law or regulation initiated by any governmental body or self regulatory organization (SRO), or any proceeding commenced by the filing of a notice of charges, or formal investigative order or similar document, or

3)	a written demand

against any Insured(s) for any Wrongful Act, including any appeal therefrom.

The term “Policy Period” means that period from the inception date set forth in Item 2 of the Declarations to the expiration date set forth therein, or to any earlier cancellation date pursuant to Section XIV hereof.

Russell Investment Management Company or its affiliates may from time to time agree to provide indemnification from their own assets to the Registrant and Trustees of the Registrant against all liabilities incurred by the Registrant or any Trustee in connection with certain specified matters.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	1.1 Second Amended and Restated Master Trust Agreement dated October 1, 2008 (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.2 Amendment No. 1 to Second Amended and Restated Master Trust Agreement dated October 24, 2008 (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.3 Form of Amendment No. 2 to Second Amended and Restated Master Trust Agreement dated October 12, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.4 Form of Amendment No. 3 to Second Amended and Restated Master Trust Agreement dated December 8, 2009 (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.5 Amendment No. 4 to Second Amended and Restated Master Trust Agreement dated March 2, 2010 (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.6 Amendment No. 5 to Second Amended and Restated Master Trust Agreement dated May 25, 2010 (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.7 Amendment No. 6 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.8 Amendment No. 7 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.9 Amendment No. 8 to Second Amended and Restated Master Trust Agreement dated December 7, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.10 Amendment No. 9 to Second Amended and Restated Master Trust Agreement dated December 7, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.11 Amendment No. 10 to Second Amended and Restated Master Trust Agreement dated August 31, 2010 (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.12 Amendment No. 11 to Second Amended and Restated Master Trust Agreement dated March 1, 2011 (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.13 Amendment No. 12 to Second Amended and Restated Master Trust Agreement dated January 1, 2012 (incorporated by reference to Post-Effective Amendment No. 163 dated

January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.14 Form of Amendment No. 13 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.15 Amendment No. 14 to Second Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 177 dated June 12, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(2)	2.1 By-Laws of Russell Investment Company dated February 28, 2012 (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(3)	Not applicable.

(4)	4.1 Form of Agreement and Plan of Reorganization of the U.S. Value Fund (included as Exhibit A to the Information Statement/Prospectus which is part of this Registration Statement on Form N-14)

(5)	5.1 Form of Shares of Beneficial Interest for the Equity I, Equity II, Equity III, Fixed Income I, Fixed Income II, International and Money Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

5.2 Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

5.3 Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

5.4 Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(6)	6.1 Advisory Agreement with Frank Russell Investment Management Company dated January 1, 1999 (incorporated by reference to Item 23(4)(a)(1) filed under Post-Effective Amendment No. 42 dated February 28, 1999 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.2 Form of Letter Agreement adding Tax-Managed Equity Aggressive Strategy (later renamed Tax-Managed Global Equity), Tax-Managed Aggressive Strategy, Tax-Managed Moderate Strategy, Tax-Managed Conservative Strategy and Tax-Managed Small Cap Funds to the Advisory Agreement (incorporated by reference to Item 23(4)(a)(2) filed under Post-

Effective Amendment No. 44 dated September 2, 1999 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.3 Form of Letter Agreement adding Select Growth Fund and Select Value Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 49 dated October 30, 2000 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.4 Form of Letter Agreement adding the Russell Multi-Manager Principal Protected Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.5 Form of Letter Agreement adding the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund and 2040 Strategy Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.6 Amendment to Advisory Agreement dated January 1, 2005 (incorporated by reference to Post-Effective Amendment No. 83 dated February 28, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.7 Amendment to the Advisory Agreement dated May 1, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.8 Form of Letter Agreement to the Advisory Agreement adding the Retirement Distribution Fund I — A Shares, Accelerated Distribution Fund I — A Shares, Extended Distribution Fund I — A Shares, Retirement Distribution Fund I — S Shares, Accelerated Distribution Fund I — S Shares and Extended Distribution Fund I — S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.9 Form of Letter Agreement adding the Global Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.10 Form of Letter Agreement adding the 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and the In Retirement Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.11 Letter Agreement amending and restating Section 6.A of the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.12 Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 129 dated

December 23, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.13 Form of Letter Agreement adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.14 Form of Letter Agreement adding the 2055 Strategy Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.15 Letter Agreement amending and restating Section 6.A of the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.16 Form of Letter Agreement adding the 2020 Retirement Distribution Fund — A Shares and 2020 Retirement Distribution Fund — S Shares to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.17 Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.18 Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.19 Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.20 Form of Advisory Agreement with Russell Investment Management Company for Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(7)	7.1 Amended and Restated Distribution Agreement with Russell Financial Services, Inc. dated April 21, 2009 (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.2 Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.3 Letter Agreement adding Class A Shares to the Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.4 Letter Agreement adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.5 Form of Letter Agreement adding the 2055 Strategy Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.6 Form of Letter Agreement adding the 2020 Retirement Distribution Fund — A Shares and the 2020 Retirement Distribution Fund — S Shares to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.7 Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.8 Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.9 Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.10 Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.11 Form of Letter Agreement adding Class A and Class Y Shares of the Russell U.S. Growth Fund to the Amended and Restated Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 177 dated June 12, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(8)	8.1. Bonus or Profit Sharing Plans (none)

(9)	9.1 Master Custodian Contract with State Street Bank and Trust Company dated August 25, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.2 Form of Custodian Contract Fee Schedule dated as of January 1, 2009 (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.3 Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.4 Form of Letter Agreement adding the Russell Global Credit Strategies Fund and Russell Global Infrastructure Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.5 Form of Letter Agreement adding the 2055 Strategy Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.6 Form of Letter Agreement adding the 2020 Retirement Distribution Fund — A Shares and the 2020 Retirement Distribution Fund — S Shares to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.7 Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.8 Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.9 Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.10 Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(10)	10.1 Form of Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

10.2 Form of Rule 12b-1 Distribution Plan for the Russell Multi-Manager Principal Protected Fund (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

10.3 Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(11)	11.1 Opinion and Consent of Counsel (filed herewith)

(12)	12.1 Opinion and Consent of Dechert LLP regarding tax matters (to be filed by amendment within a reasonable time after the closing of the Reorganization)

(13)	13.1 Service Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1987 (incorporated by reference to Item 24(b)(5)(b)(1) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.2 Letter Agreement with Frank Russell Company and Frank Russell Investment Management Company dated May 1, 1989 adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(2) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.3 Amendment No. 1 to Service Agreement dated July 1, 1992 with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Item 24(b)(5)(b)(3) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.4 Letter Agreement dated August 24, 1992 adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Item 24(b)(5)(b)(4) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.5 Amendment No. 2 to the Service Agreement dated August 1995 with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(5)(b)(5) filed under Post-Effective Amendment No. 32 dated May 1, 1996 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.6 Letter Agreement dated March 14, 1996 with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Item 24(b)(5)(b)(7) filed under Post-Effective Amendment No. 32 dated May 1, 1996 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.7 Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.8 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Retirement Distribution Fund I — A Shares, Accelerated Distribution Fund I — A Shares, Extended Distribution Fund I — A Shares, Retirement Distribution Fund I — S Shares, Accelerated Distribution Fund I — S Shares and Extended Distribution Fund I — S Shares (incorporated by reference to Post-Effective Amendment No. 104 dated August 24, 2007 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.9 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Real Estate Securities Fund, Short Duration Bond Fund and Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.10 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class C and S Shares to the Fixed Income I Fund (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.11 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding 2015 Strategy Fund, 2025 Strategy Fund, 2035 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 113 dated January 7, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.12 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class Y Shares to the Real Estate Securities Fund, Emerging Markets Fund, Short Duration Bond Fund, Global Equity Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.13 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.14 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.15 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

3.16 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the 2055 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

3.17 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the 2020 Retirement Distribution Fund — A Shares and the 2020 Retirement Distribution Fund — S Shares (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

3.18 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

3.19 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Multi-Strategy Alternative Fund (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

3.20 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

3.21 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

3.22 Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 12, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.23 Form of Portfolio Management Contract with Money Managers and Russell Investment Management Company (incorporated by reference to Post-Effective Amendment

No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.24 Amended and Restated Administrative Agreement with Russell Fund Services Company dated January 1, 2008 (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.25 Letter Agreement amending and restating Section 6.A of the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.26 Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.27 Letter Agreement adding the Russell Global Credit Strategies Fund and Russell Global Infrastructure Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.28 Form of Letter Agreement adding the 2055 Strategy Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.29 Letter Agreement amending and restating Section 6.A of the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.30 Form of Letter Agreement adding the 2020 Retirement Distribution Fund — A Shares and the 2020 Retirement Distribution Fund — Shares to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.31 Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.32 Letter Agreement amending and restating Section 6.A of the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 166 dated February 10, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.33 Form of Letter Agreement adding the Russell Multi-Strategy Alternative Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-

Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.34 Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.35 Form of Letter Agreement amending and restating Section 6.A of the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.36 Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.37 Transfer Agency and Service Agreement dated January 1, 2008 with Russell Investment Company and Russell Fund Services Company (incorporated by reference to Post-Effective Amendment No. 115 dated February 29, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.38 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.39 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class Y Shares to the Real Estate Securities Fund, Global Equity Fund, Emerging Markets Fund, Short Duration Bond Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.40 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Commodity Strategies Fund (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.41 Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding Class A Shares to the Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.42 Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.43 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the 2055 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 142 dated September 3, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.44 Amendment No. 1 to Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.45 Amendment No. 2 to Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.46 Amendment No. 3 to the Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.47 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the 2020 Retirement Distribution Fund — A Shares and the 2020 Retirement Distribution Fund — S Shares (incorporated by reference to Post-Effective Amendment No. 150 dated March 18, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.48 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell U.S Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.49 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Multi-Strategy Alternative Fund (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.50 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.51 Form of Amendment No. 4 to the Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.52 Form of Letter Agreement to the Transfer Agency and Service Agreement between Russell Investment Company and Russell Fund Services Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.53 Form of Letter Agreement to the Transfer Agency and Service agreement between Russell Investment Company and Russell Fund Services Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 12, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.54 General forms of Frank Russell Investment Management Company’s Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.55 General forms of Frank Russell Investment Management Company’s Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.56 General form of Frank Russell Investment Management Company’s Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.57 General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Item 24(b)(9)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.58 Form of Letter Agreements regarding fee waivers and waivers and reimbursements (incorporated by reference to Post-Effective Amendment No. 171 dated April 27, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.59 Form of Letter Agreements regarding fee waivers and waivers and reimbursements (incorporated by reference to Post-Effective Amendment No. 167 dated February 28, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.60 Form of Letter Agreements regarding fee waivers and waivers and reimbursements for the Target Distribution Strategies Funds (incorporated by reference to Post-Effective Amendment No. 153 dated April 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.61 Letter Agreement regarding expense assumption for the Target Date Series Funds (incorporated by reference to Post-Effective Amendment No. 144 dated December 3, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.62 Letter Agreement regarding fee waivers and reimbursement for the 2021 Retirement Distribution Fund — A Shares and the 2021 Retirement Distribution Fund — S Shares (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.63 Letter Agreement regarding fee waivers and reimbursement for the 2017 Accelerated Distribution Fund — A Shares and the 2027 Extended Distribution Fund — A Shares (incorporated by reference to Post-Effective Amendment No. 162 dated December 7, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.64 Form of Letter Agreement regarding fee waivers and reimbursement for the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.65 Form of Letter Agreement regarding fee waivers and reimbursement for the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 180 dated June 29, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.66 Form of Letter Agreement regarding fee waivers and reimbursement for the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.67 Form of Letter Agreement regarding fee waivers and reimbursement for the Russell Multi-Strategy Alternative Fund (incorporated by reference to Post-Effective Amendment No. 176 dated June 7, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.68 Form of Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.69 Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.70 Form of Russell Multi-Manager Principal Protected Fund Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 61 dated December 16, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.71 Second Amended and Restated Joint Insurance Agreement dated November 29, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.72 Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 131 dated February 5, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.73 Amended Schedule B to the Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 148 dated February 10, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.74 Amendment to Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 159 dated July 29, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.75 Form of Second Amendment to the Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 168 dated March 15, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.76 Form of Third Amendment to the Amended and Restated Securities Lending Authorization Agreement (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.77 Form of Russell Cayman Commodity Strategies Fund Ltd. Appointment of Agent For Service of Process (incorporated by reference to Post Effective Amendment No. 134 dated March 31, 2010 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.78 Form of Russell Cayman Multi-Strategy Alternative Fund Ltd. Appointment of Agent For Service of Process (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.79 Agreement and Plan of Reorganization of the Diversified Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.80 Agreement and Plan of Reorganization of the Special Growth Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.81 Agreement and Plan of Reorganization of the Quantitative Equity Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.82 Agreement and Plan of Reorganization of the International Securities Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.83 Agreement and Plan of Reorganization of the Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 119 dated August 1, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.84 Agreement and Plan of Reorganization of the 2010 Strategy Fund (incorporated by reference to Post-Effective Amendment No. 149 dated February 28, 2011 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.85 Guarantee Agreement (incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.86 Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 122 dated March 1, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.87 Form of Guarantee Agreement Extension Notice (incorporated by reference to Post-Effective Amendment No. 123 dated April 30, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.88 Plan of Liquidation and Dissolution of Sub-Trust of the Russell Flex Equity Fund (Incorporated by reference to Post-Effective Amendment No. 120 dated December 4, 2008 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.89 Plan of Liquidation and Dissolution of Sub-Trust of the Russell Tax-Managed Global Equity Fund (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.90 Plan of Liquidation and Dissolution of Sub Trust of the 2017 Accelerated Distribution Fund — A Shares, 2027 Extended Distribution Fund — A Shares, 2017 Accelerated Distribution Fund — S Shares and 2027 Extended Distribution Fund — S Shares (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(14)	14.1 Other Consents — Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of the registrant (filed herewith)

(15)	15.1 Omitted Financial Statements — None

(16)	16.1 Powers of Attorney — None

(17)	17.1 Statement of Additional Information dated February 29, 2012, as supplemented through June 29, 2012 (filed herewith)

17.2 Registrant’s Annual Report for the fiscal year ended October 31, 2011 (filed herewith)

17.3 Registrant’s Semi-Annual Report for the period ended April 30, 2012 (filed herewith)

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after the closing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Russell Investment Company, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned thereto duly authorized, in the City of Seattle, and State of Washington, on this 2nd day of July, 2012.

RUSSELL INVESTMENT COMPANY
Registrant

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on July 2, 2012.

Signatures	Signatures

/s/ Sandra Cavanaugh	/s/ Mark E. Swanson
Sandra Cavanaugh, Trustee, President and Chief Executive Officer	Mark E. Swanson, Treasurer and Chief Accounting Officer

/s/ Thaddas L. Alston	/s/ Kristianne Blake
Thaddas L. Alston, Trustee	Kristianne Blake, Trustee

/s/ Daniel P. Connealy	/s/ Jonathan Fine
Daniel P. Connealy, Trustee	Jonathan Fine, Trustee

/s/ Raymond P. Tennison, Jr.	/s/ Jack R. Thompson
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

/s/ Julie W. Weston
Julie W. Weston, Trustee

Exhibit Index

Exhibit Number	Exhibit Title
11.1	Opinion and Consent of Counsel
14.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
17.1	Statement of Additional Information dated February 29, 2012, as supplemented through June 29, 2012
17.2	Registrant’s Annual Report for the fiscal year ended October 31, 2011
17.3	Registrant’s Semi-Annual Report for the period ended April 30, 2012